QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Under Rule 14a-12
HEWLETT-PACKARD COMPANY
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Patricia C. Dunn Non-Executive Chairman of the Board Robert P. Wayman Chief Executive Officer and Chief Financial Officer	Hewlett-Packard Company 3000 Hanover Street Palo Alto, CA 94304 www.hp.com

To our Stockholders:

We are pleased to invite you to attend the annual meeting of stockholders of Hewlett-Packard Company to be held on Wednesday, March 16, 2005 at 2 p.m., local time, at The Westin Michigan Avenue, Chicago, Illinois.

Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

Your vote is important. Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone or by mailing a proxy or voting instruction card. Voting over the Internet, by phone or by written proxy will ensure your representation at the annual meeting regardless of whether you attend in person. Please review the instructions on the proxy or voting instruction card regarding each of these voting options.

Thank you for your ongoing support of and continued interest in Hewlett-Packard Company.

Sincerely,

2005 ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	1
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING	2
Why am I receiving these materials?	2
What information is contained in this proxy statement?	2
How may I obtain HP's 10-K and other financial information?	2
What items of business will be voted on at the annual meeting?	2
How does the Board recommend that I vote?	2
What shares can I vote?	2
What is the difference between holding shares as a stockholder of record and as a beneficial owner?	2
What if I have questions for HP's transfer agent?	3
How can I attend the annual meeting?	3
How can I vote my shares in person at the annual meeting?	3
How can I vote my shares without attending the annual meeting?	4
What is the deadline for voting my shares?	4
Can I change my vote?	4
Who can help answer my questions?	4
Is my vote confidential?	5
How many shares must be present or represented to conduct business at the annual meeting?	5
How are votes counted?	5
What is the voting requirement to approve each of the proposals?	5
Is cumulative voting permitted for the election of directors?	5
What happens if additional matters are presented at the annual meeting?	6
Who will serve as inspector of elections?	6
What should I do if I receive more than one set of voting materials?	6
How may I obtain a separate set of proxy materials or request a single set for my household?	6
Who will bear the cost of soliciting votes for the annual meeting?	6
Where can I find the voting results of the annual meeting?	7
What is the deadline to propose actions for consideration at next year's annual meeting of stockholders or to nominate individuals to serve as directors?	7
CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS	8
Board Independence	8
Board Structure and Committee Composition	8
Consideration of Director Nominees	12
Executive Sessions	13
Communications with the Board	13
Policy regarding Stock Option Expensing	13
New York Stock Exchange Certification	14
Common Stock and Dividends	14
Headquarters Information	14
DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES	15
PROPOSALS TO BE VOTED ON	16
PROPOSAL NO. 1 Election of Directors	16
PROPOSAL NO. 2 Ratification of Independent Registered Public Accounting Firm	18
PROPOSAL NO. 3 Approval of an Additional 75 Million Shares for the Hewlett-Packard Company 2000 Employee Stock Purchase Plan	19
COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	22
Beneficial Ownership Table	22
Section 16(a) Beneficial Ownership Reporting Compliance	25
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	26
EXECUTIVE OFFICERS	27
EXECUTIVE COMPENSATION	29
Summary Compensation Table	29
Option Grants in Last Fiscal Year	32
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values	33
Long-term Incentive Plans—Awards in Last Fiscal Year	34
Equity Compensation Plan Information	36
Employment Contracts, Termination of Employment and Change-in-Control Arrangements	39
Pension Plan	41
Report of the HR and Compensation Committee of the Board of Directors on Executive Compensation	43
Stock Performance Graphs	48
PRINCIPAL ACCOUNTANT FEES AND SERVICES	49
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	50
APPENDIX A: AUDIT COMMITTEE CHARTER	A-1
APPENDIX B: HR AND COMPENSATION COMMITTEE CHARTER	B-1
APPENDIX C: NOMINATING AND GOVERNANCE COMMITTEE CHARTER	C-1
APPENDIX D: HEWLETT-PACKARD COMPANY 2000 EMPLOYEE STOCK PURCHASE PLAN	D-1

HEWLETT-PACKARD COMPANY

3000 Hanover Street
Palo Alto, California 94304
(650) 857-1501

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	2:00 p.m., local time, on Wednesday, March 16, 2005
Place	The Westin Michigan Avenue, Chicago, Illinois
Items of Business	(1) To elect directors
(2) To ratify the appointment of the independent registered public accounting firm for the fiscal year ending October 31, 2005
(3) To approve an additional 75 million shares for the Hewlett-Packard Company 2000 Employee Stock Purchase Plan
(4) To consider such other business as may properly come before the meeting
Adjournments and Postponements
Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.
Record Date	You are entitled to vote only if you were an HP stockholder as of the close of business on January 18, 2005.
Meeting Admission
You are entitled to attend the annual meeting only if you were an HP stockholder as of the close of business on January 18, 2005 or hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. In addition, if you are a stockholder of record or hold your shares through the Hewlett-Packard Company 401(k) Plan or the Hewlett-Packard Company 2000 Employee Stock Purchase Plan, your ownership will be verified against the list of stockholders of record or plan participants on the record date prior to being admitted to the meeting. If you are not a stockholder of record but hold shares through a broker, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to January 18, 2005, a copy of the voting instruction card provided by your broker, trustee or nominee, or similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the annual meeting.
The annual meeting will begin promptly at 2:00 p.m., local time. Check-in will begin at 12:30 p.m., local time, and you should allow ample time for the check-in procedures.
Voting
Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. You may submit your proxy or voting instructions for the annual meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided, or, in most cases, by using the telephone or the Internet. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers beginning on page 2 of this proxy statement and the instructions on the proxy or voting instruction card.

By order of the Board of Directors,

ANN O. BASKINS Senior Vice President, General Counsel and Secretary

This notice of annual meeting and proxy statement and form of proxy are being distributed on or about February 11, 2005.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

         Q:    Why am I receiving these materials?

A:    The Board of Directors (the "Board") of Hewlett-Packard Company, a Delaware corporation ("HP"), is providing these proxy materials for you in connection with HP's annual meeting of stockholders, which will take place on March 16, 2005. As a stockholder, you are invited to attend the annual meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

Q:    What information is contained in this proxy statement?

A:    The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, HP's Board and Board committees, the compensation of directors and the five most highly paid executive officers for fiscal 2004, and certain other required information.

Q:    How may I obtain HP's 10-K and other financial information?

A:    A copy of our 2004 Form 10-K is enclosed.

  Stockholders may request another free copy of the 2004 Form 10-K and other financial information from:

  Hewlett-Packard Company
  Attn: Investor Relations
  3000 Hanover Street
  Palo Alto, CA 94304
  (866) 438-4771 (U.S. and Canada) or (402) 572-4975 (international)

  Alternatively, current and prospective investors can access the 10-K and other financial information on HP's Investor Relations web site at:

  http://investor.hp.com/docreq.cfm

  HP will also furnish any exhibit to the 2004 Form 10-K if specifically requested.

Q:    What items of business will be voted on at the annual meeting?

A:    The items of business scheduled to be voted on at the annual meeting are:

  •
  The election of directors

  •
  The ratification of HP's independent registered public accounting firm for the 2005 fiscal year

  •
  The approval of an additional 75 million shares for the Hewlett-Packard Company 2000 Employee Stock Purchase Plan, also known as the "Share Ownership Plan"

  We will also consider any other business that properly comes before the annual meeting. See "What happens if additional matters are presented at the annual meeting?" below.

Q:    How does the Board recommend that I vote?

A:    Our Board recommends that you vote your shares "FOR" each of the nominees to the Board, "FOR" the ratification of HP's independent registered public accounting firm for the 2005 fiscal year, and "FOR" the approval of an additional 75 million shares for the Hewlett-Packard Company 2000 Employee Stock Purchase Plan.

Q:    What shares can I vote?

A:    Each share of HP common stock issued and outstanding as of the close of business on January 18, 2005, the Record Date, is entitled to be voted on all items being voted upon at the annual meeting. You may vote all shares owned by you as of this time, including (1) shares held directly in your name as the stockholder of record, including shares purchased through HP's Dividend Reinvestment Plan and HP's employee stock purchase plans and shares held through HP's Direct Registration Service, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank. On the Record Date we had approximately 2,907,908,163 shares of common stock issued and outstanding.

Q:    What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:    Most HP stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

  Stockholder of Record

  If your shares are registered directly in your name with HP's transfer agent, Computershare Investor Services LLC ("Computershare"), you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by HP. As the stockholder of record, you have the right to grant your voting proxy directly to HP or to a third party, or to vote in person at the meeting. HP has enclosed or sent a proxy card for you to use.

  Beneficial Owner

  If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card on behalf of your broker, trustee or nominee. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and you are also invited to attend the annual meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

  Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.

Q:    What if I have questions for HP's transfer agent?

A:    Please contact HP's transfer agent, at the phone number or address listed below, with questions concerning stock certificates, dividend checks, transfer of ownership or other matters pertaining to your stock account.

  Computershare Investor Services LLC
  Shareholder Services
  2 North LaSalle Street
  Chicago, Illinois 60602
  Telephone: (800) 286-5977 (U.S. and Canada)
  Telephone: (312) 360-5138
  (international)

  A dividend reinvestment and stock purchase program is also available through Computershare. For information about this program, please contact Computershare at the following address or the phone number listed above:

  Computershare Trust Company
  Dividend Reinvestment Services
  2 North LaSalle Street
  Chicago, Illinois 60602

Q:    How can I attend the annual meeting?

A:    You are entitled to attend the annual meeting only if you were an HP stockholder or joint holder as of the close of business on January 18, 2005 or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. In addition, if you are a stockholder of record or hold your shares through the Hewlett-Packard Company 401(k) Plan (the "HP 401(k) Plan") or the Hewlett-Packard Company 2000 Employee Stock Purchase Plan (the "Share Ownership Plan"), your name will be verified against the list of stockholders of record or plan participants on the record date prior to your being admitted to the annual meeting. If you are not a stockholder of record but hold shares through a broker, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to January 18, 2005, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the annual meeting.

  The meeting will begin promptly at 2:00 p.m., local time. Check-in will begin at 12:30 p.m., local time, and you should allow ample time for the check-in procedures.

Q:    How can I vote my shares in person at the annual meeting?

A:    Shares held in your name as the stockholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person at the annual meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:    How can I vote my shares without attending the annual meeting?

A:    Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the annual meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

  By Internet—Stockholders of record of HP common stock with Internet access may submit proxies by following the "Vote by Internet" instructions on their proxy cards. Most HP stockholders who hold shares beneficially in street name may vote by accessing the website specified on the voting instruction cards provided by their brokers, trustee or nominees. Please check the voting instruction card for Internet voting availability.

  By Telephone—Stockholders of record of HP common stock who live in the United States or Canada may submit proxies by following the "Vote by Phone" instructions on their proxy cards. Most HP stockholders who hold shares beneficially in street name and live in the United States or Canada may vote by phone by calling the number specified on the voting instruction cards provided by their brokers, trustee or nominees. Please check the voting instruction card for telephone voting availability.

  By Mail—Stockholders of record of HP common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. HP stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelopes.

Q:    What is the deadline for voting my shares?

A:    If you hold shares as the stockholder of record, or through the Share Ownership Plan, your vote by proxy must be received before the polls close at the annual meeting.

  If you hold shares in the HP 401(k) Plan, your voting instructions must be received by 11:59 p.m. Eastern time on March 13, 2005 for the trustee to vote your shares.

  If you hold shares beneficially in street name with a broker, trustee or nominee, please follow the voting instructions provided by your broker, trustee or nominee. You may vote your shares in person at the annual meeting, only if at the annual meeting you provide a legal proxy obtained from your broker, trustee or nominee.

Q:    Can I change my vote?

A:    You may change your vote at any time prior to the vote at the annual meeting, except that any change to your voting instructions for the HP 401(k) Plan must be provided by 11:59 p.m. Eastern time on March 13, 2005 as described above. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to the HP Corporate Secretary prior to your shares being voted, or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Q:    Who can help answer my questions?

A:    If you have any questions about the annual meeting or how to vote or revoke your proxy, you should contact HP's proxy solicitor:

  Innisfree M&A Incorporated
  501 Madison Avenue, 20th Floor
  New York, New York 10022
  Stockholders: (877) 750-5838
  International calls: (646) 822-7402
  Banks and brokers (call collect):
  (212) 750-5833

  If you need additional copies of this proxy statement or voting materials, please contact Innisfree M&A Incorporated ("Innisfree") as described above or send an e-mail to info@innisfreema.com.

Q:    Is my vote confidential?

A:    Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within HP or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to HP management.

Q:    How many shares must be present or represented to conduct business at the annual meeting?

A:    The quorum requirement for holding the annual meeting and transacting business is that holders of a majority of shares of HP common stock entitled to vote must be present in person or represented by proxy. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

Q:    How are votes counted?

A:    In the election of directors, you may vote "FOR" all or some of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. You also may cumulate your votes as described below under "Is cumulative voting permitted for the election of directors?"

  For the other items of business, you may vote "FOR," "AGAINST" or "ABSTAIN." If you elect to "ABSTAIN," the abstention has the same effect as a vote "AGAINST." If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of HP's nominees to the Board, "FOR" ratification of HP's independent registered public accounting firm, "FOR" approval of an additional 75 million shares for the Share Ownership Plan, and in the discretion of the proxy holders, Patricia C. Dunn, Robert P. Wayman and Ann O. Baskins, on any other matters that properly come before the meeting). For any shares you hold in the HP 401(k) Plan, if your voting instructions are not received by 11:59 p.m. Eastern time on March 13, 2005, your shares will be voted in proportion to the way the other HP 401(k) Plan participants vote their shares, except as may be otherwise required by law.

Q:    What is the voting requirement to approve each of the proposals?

A:    In the election of directors, the nine persons receiving the highest number of "FOR" votes at the annual meeting will be elected. All other proposals require the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the annual meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter.

Q:    Is cumulative voting permitted for the election of directors?

A:    In the election of directors, you may elect to cumulate your vote. Cumulative voting will allow you to allocate among the director nominees, as you see fit, the total number of votes equal to the number of director positions to be filled multiplied by the number of shares you hold. For example, if you own 100 shares of stock, and there are nine directors to be elected at the annual meeting, you may allocate 900 "FOR" votes (nine times 100) among as few or as many of the nine nominees to be voted on at the annual meeting as you choose.

  If you choose to cumulate your votes, you will need to submit a proxy card or a ballot and make an explicit statement of your intent to cumulate your votes, either by so indicating in writing on the proxy card or by indicating in writing on your ballot when voting at the annual meeting. If you hold shares beneficially in street name and wish to cumulate votes, you should contact your broker, trustee or nominee. If you sign your proxy card or voting instruction card with no further instructions, Ms. Dunn, Mr. Wayman and Ms. Baskins, as proxy holders, may cumulate and cast your votes in favor of the election of some or all of the applicable nominees in their sole discretion, except that none of your votes will be cast for any nominee as to whom you instruct that your votes be withheld.

  Cumulative voting applies only to the election of directors. For all other matters, each share of common stock outstanding as of the close of business on the Record Date is entitled to one vote.

Q:    What happens if additional matters are presented at the annual meeting?

A:    Other than the three items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Ms. Dunn, Mr. Wayman and Ms. Baskins, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q:    Who will serve as inspector of elections?

A:    The inspector of elections will be a representative from an independent firm, IVS Associates, Inc.

Q:    What should I do if I receive more than one set of voting materials?

A:    You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each HP proxy card and voting instruction card that you receive.

Q:    How may I obtain a separate set of proxy materials or request a single set for my household?

A:    If you share an address with another stockholder, you may receive only one set of proxy materials (including our 2004 Form 10-K and proxy statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now, please request the additional copies by sending an e-mail to Innisfree at info@innisfreema.com or calling:

  (877) 750-5838
  International Calls: (646) 822-7402

  If you are a stockholder of record and wish to receive a separate set of proxy materials in the future, please call Computershare at:

  (800) 286-5977
  International Calls: (312) 360-5138

  If you hold shares beneficially in street name and you wish to receive a separate set of proxy materials in the future, please call Automatic Data Processing, Inc. (ADP) at:

  (800) 542-1061

  All stockholders also may write to us at the address below to request a separate copy of these materials:

  Hewlett-Packard Company
  Attn: Investor Relations
  3000 Hanover Street
  Palo Alto, CA 94304

  Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write us at the address above to request delivery of a single copy of these materials.

  If you wish to request electronic delivery of proxy materials in the future, please sign up at:

  http://www.hp.com/hpinfo/investor/financials/edelivery/

Q:    Who will bear the cost of soliciting votes for the annual meeting?

A:    HP is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We also have hired Innisfree to assist us in the distribution of proxy materials and the solicitation of votes described above. We will pay Innisfree a fee of $15,000 plus customary costs and expenses for these services. HP has agreed to indemnify Innisfree against certain liabilities arising out of or in connection with its agreement. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Q:    Where can I find the voting results of the annual meeting?

A:    We intend to announce preliminary voting results at the annual meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal 2005.

Q:    What is the deadline to propose actions for consideration at next year's annual meeting of stockholders or to nominate individuals to serve as directors?

A:    You may submit proposals, including director nominations, for consideration at future stockholder meetings.

  Stockholder Proposals: For a stockholder proposal to be considered for inclusion in HP's proxy statement for the annual meeting next year, the Corporate Secretary of HP must receive the written proposal at our principal executive offices no later than October 14, 2005. Such proposals also must comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

  Corporate Secretary
  Hewlett-Packard Company
  3000 Hanover Street
  Palo Alto, California 94304
  Fax: (650) 857-4837

  For a stockholder proposal that is not intended to be included in HP's proxy statement under Rule 14a-8, the stockholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of HP common stock to approve that proposal, provide the information required by the bylaws of HP and give timely notice to the Corporate Secretary of HP in accordance with the bylaws of HP, which, in general, require that the notice be received by the Corporate Secretary of HP:

  •
  Not earlier than the close of business on November 16, 2005, and

  •
  Not later than the close of business on December 16, 2005.

  If the date of the stockholder meeting is moved more than 30 days before or 60 days after the anniversary of the HP annual meeting for the prior year, then notice of a stockholder proposal that is not intended to be included in HP's proxy statement under Rule 14a-8 must be received no earlier than the close of business 120 days prior to the meeting and no later than the close of business on the later of the following two dates:

  •
  90 days prior to the meeting; and

  •
  10 days after public announcement of the meeting date.

  Nomination of Director Candidates: You may propose director candidates for consideration by the Board's Nominating and Governance Committee. Any such recommendations should include the nominee's name and qualifications for Board membership and should be directed to the Corporate Secretary of HP at the address of our principal executive offices set forth above.

  In addition, the bylaws of HP permit stockholders to nominate directors for election at an annual stockholder meeting. To nominate a director, the stockholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of HP common stock to elect such nominee and provide the information required by the bylaws of HP, as well as a statement by the nominee acknowledging that he or she will owe a fiduciary obligation to HP and its stockholders. In addition, the stockholder must give timely notice to the Corporate Secretary of HP in accordance with the bylaws of HP, which, in general, require that the notice be received by the Corporate Secretary of HP within the time period described above under "Stockholder Proposals" for stockholder proposals that are not intended to be included in HP's proxy statement.

  Copy of Bylaw Provisions: You may contact the HP Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates. HP's bylaws also are available on HP's website at http://www.hp.com/hpinfo/investor/bylaws.html.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

        HP is committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our stockholders well and maintaining HP's integrity in the marketplace. HP has adopted a code of business conduct and ethics for directors, officers (including HP's principal executive officer, principal financial officer and controller) and employees, known as the Standards of Business Conduct. HP also has adopted Corporate Governance Guidelines, which, in conjunction with the Certificate of Incorporation, Bylaws and Board Committee charters, form the framework for governance of HP. HP's Standards of Business Conduct and Corporate Governance Guidelines are available at http://www.hp.com/hpinfo/investor/. HP will post on this web site any amendments to the Standards of Business Conduct or waivers of the Standards of Business Conduct for directors and executive officers.

        Stockholders may request free printed copies of the Standards of Business Conduct and the Corporate Governance Guidelines from:

Hewlett-Packard Company
Attention: Investor Relations
3000 Hanover Street
Palo Alto, CA 94304
(866) GET-HPQ1 or (866) 438-4771

or alternatively on HP's Investor Relations web site at:

http://investor.hp.com/docreq.cfm

Board Independence

        HP's Corporate Governance Guidelines provide that a majority of the Board shall consist of independent directors. The Board has determined that each of the director nominees standing for election, except the Chief Executive Officer (the "CEO") and Chief Financial Officer, and each of the members of each Board Committee has no material relationship with HP (either directly or as a partner, shareholder or officer of an organization that has a relationship with HP) and is independent within the meaning of HP's director independence standards. These standards reflect exactly New York Stock Exchange Inc. ("NYSE") and NASDAQ Stock Market, Inc. ("NASDAQ") director independence standards, as currently in effect.

Board Structure and Committee Composition

        As of the date of this proxy statement, our Board has nine directors and the following five committees: (1) Acquisitions, (2) Audit, (3) HR and Compensation, (4) Nominating and Governance, and (5) Technology. The committee membership and meetings during the last fiscal year and the function of each of the committees are described below. Each of the committees operates under a written charter adopted by the Board. All of the committee charters are available on HP's website at http://www.hp.com/hpinfo/investor/structure.html. During fiscal 2004, the Board held eight meetings. Each director attended at least 75% of all Board and applicable committee meetings. Directors are encouraged to attend annual meetings of HP stockholders. Eight directors attended the last annual meeting of stockholders.

Name of Director	Acquisitions(1)	Audit(2)	HR and Compensation	Nominating and Governance	Technology
Non-Employee Directors:
Patricia C. Dunn(3)		Member
Lawrence T. Babbio, Jr.(4)	Chair	*	Chair	Member
Philip M. Condit(5)			*	*
Sam Ginn(6)			*	*
Richard A. Hackborn					Member
Dr. George A. Keyworth II(7)	Member	Member			Chair
Robert E. Knowling, Jr.(8)		*	Member	Chair
Sanford M. Litvack(9)		*
Thomas J. Perkins(10)			*		*
Robert L. Ryan(11)	Member	Chair			Member
Lucille S. Salhany			Member	Member
Former Employee Director
Carleton S. Fiorina(12)
Number of Meetings in Fiscal 2004	3	16	7	5	6

* = Former Committee Chair or member

(1)
The Acquisitions Committee was established in March 2004.

(2)
The Finance and Investment Committee, which consisted of Mr. Babbio as Chair, Ms. Dunn, Mr. Knowling and Mr. Litvack, held one meeting in November 2003, then it terminated and its functions were taken over by the Audit Committee and the Acquisitions Committee in March 2004.

(3)
Ms. Dunn served as Chair of the Audit Committee until March 2004. The Board elected Ms. Dunn Non-Executive Chairman of the Board on February 8, 2005.

(4)
Mr. Babbio was a member of the Audit Committee from May 2003 to March 2004. Mr. Babbio has served as Chair of the Acquisitions Committee and the HR and Compensation Committee since March 2004.

(5)
Mr. Condit did not stand for reelection and retired from the Board in March 2004. Mr. Condit served as Chair of the HR and Compensation Committee until his retirement from the Board.

(6)
Mr. Ginn did not stand for re-election and retired from the Board in March 2004. Mr. Ginn served as Chair of the Nominating and Governance Committee until his retirement from the Board.

(7)
Dr. Keyworth has served as Chair of the Technology Committee since March 2004.

(8)
Mr. Knowling joined the HR and Compensation Committee in March 2004, and he joined the Nominating and Governance Committee and became its Chair in May 2004. He served as a member of the Audit Committee until March 2004.

(9)
Mr. Litvack resigned from the Board on February 2, 2005.

(10)
Mr. Perkins did not stand for re-election at the 2004 annual meeting of stockholders and retired from the Board in March 2004. Mr. Perkins served as Chair of the Technology Committee until his retirement from the Board. Mr. Perkins was re-elected to the Board on February 7, 2005.

(11)
Mr. Ryan was elected to the Board in March 2004. Mr. Ryan joined the Audit Committee and became its Chair in March 2004. Mr. Ryan joined the Acquisitions Committee and the Technology Committee in March 2004.

(12)
Ms. Fiorina terminated as Chairman and Chief Executive Officer and resigned as a director on February 8, 2005.

Acquisitions Committee

The Acquisitions Committee oversees the scope, direction, quality, investment levels and execution of HP's investment, acquisition, managed services, joint venture and divestiture transactions as part of HP's business strategy. The Acquisitions Committee reviews and evaluates guidelines for such transactions, and reviews and approves proposed transactions in accordance with such guidelines. The Acquisitions Committee also evaluates HP's integration planning and execution, and the financial results of transactions after integration.

The charter of the Acquisitions Committee is available at http://www.hp.com/hpinfo/investor/structure.html.

Audit Committee

HP has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"). The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of HP's financial statements, HP's compliance with legal and regulatory requirements, the qualifications and independence of the independent registered public accounting firm, the performance of HP's internal audit function and the independent registered public accounting firm, risk assessment and risk management, and finance and investment functions. Among other things, the Audit Committee prepares the Audit Committee report for inclusion in the annual proxy statement; annually reviews its charter and performance; appoints, evaluates and determines the compensation of the independent registered public accounting firm; reviews and approves the scope of the annual audit, the audit fee and the financial statements; reviews HP's disclosure controls and procedures, internal controls, information security policies, internal audit function, and corporate policies with respect to financial information and earnings guidance; oversees investigations into complaints concerning financial matters; reviews other risks that may have a significant impact on HP's financial statements; oversees the investments and assets of HP's U.S. pension and welfare benefit plan trusts and the international pension plans of HP's subsidiaries; reviews and oversees treasury matters, HP's loans, loan guarantees and outsourcings; reviews HP Financial Services' capitalization and operations; reviews the activities of Investor Relations; and coordinates with the HR and Compensation Committee regarding the cost, funding and financial impact of HP's equity compensation plans and benefit programs. The Audit Committee works closely with management as well as the independent registered public accounting firm. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from HP for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

The Board determined that each of Robert L. Ryan, Chair of the Audit Committee, and Audit Committee members Patricia C. Dunn and Dr. George A. Keyworth II is, and former Audit Committee member Sanford M. Litvack was, an audit committee financial expert as defined by Item 401(h) of Regulation S-K of the Exchange Act and independent within the meaning of Item 7(d)(3)(iv) of Schedule 14A of the Exchange Act.

The report of the Audit Committee is included herein on page 50. The charter of the Audit Committee is available at http://www.hp.com/hpinfo/investor/structure.html and also is included herein as Appendix A. A free printed copy also is available to any stockholder who requests it from the address on page 8.

HR and Compensation Committee

The HR and Compensation Committee discharges the Board's responsibilities relating to the compensation of HP's executives and directors; produces an annual report on executive compensation for inclusion in the annual proxy statement; provides general oversight of HP's compensation structure, including HP's equity compensation plans and benefits programs; reviews and provides guidance on HP's human resources programs; and retains and approves the terms of the retention of compensation consultants and other compensation experts. Other specific duties and responsibilities of the HR and Compensation Committee include evaluating human resources and compensation strategies and overseeing HP's total rewards program; monitoring the leadership development process; reviewing and approving objectives relevant to executive officer compensation, evaluating performance and determining the compensation of executive officers in accordance with those objectives; approving severance arrangements and other applicable agreements for executive officers; overseeing HP's equity-based and incentive compensation plans; approving any changes to non-equity based benefit plans involving a material financial commitment by HP; monitoring workforce management programs; recommending to the Board director compensation; monitoring director and executive stock ownership; and annually evaluating its performance and its charter.

The report of the HR and Compensation Committee is included herein beginning on page 43. The charter of the HR and Compensation Committee is available at http://www.hp.com/hpinfo/investor/structure.html and also is included herein as Appendix B. A free printed copy is available to any stockholder who requests it from the address on page 8.

Nominating and Governance Committee

The Nominating and Governance Committee identifies individuals qualified to become Board members, consistent with criteria approved by the Board; oversees the organization of the Board to discharge the Board's duties and responsibilities properly and efficiently; and identifies best practices and recommends corporate governance principles, including giving proper attention and making effective responses to stockholder concerns regarding corporate governance. Other specific duties and responsibilities of the Nominating and Governance Committee include annually assessing the size and composition of the Board; developing membership qualifications for Board committees; defining specific criteria for board membership and director independence; monitoring compliance with Board and Board committee membership criteria; annually reviewing and recommending directors for continued service; coordinating and assisting management and the Board in recruiting new members to the Board; reviewing and recommending proposed changes to HP's charter or bylaws and Board committee charters; assessing periodically and recommending action with respect to stockholder rights plans or other stockholder protections; recommending Board committee assignments; reviewing and approving any employee director standing for election for outside for-profit boards of directors; reviewing governance-related stockholder proposals and recommending Board responses; overseeing the evaluation of the Board and management; conducting a preliminary review of director independence and the financial literacy and expertise of Audit Committee members; and reviewing material and extraordinary claims for indemnification of directors, officers and non-officer employees of HP and its subsidiaries. Annually the Chairman of the Nominating and Governance Committee works with the Chairman of the HR and Compensation Committee to evaluate the performance of the Chairman of the Board and CEO and present the results of the review to the Board and to the Chairman and CEO. The Chair of the Nominating and Governance Committee also receives communications directed to non-management directors.

The charter of the Nominating and Governance Committee is available at http://www.hp.com/hpinfo/investor/structure.html and also is included herein as Appendix C. A free printed copy is available to any stockholder who requests it from the address on page 8.

Technology Committee

The Technology Committee assesses the health of HP's technology development and the scope and quality of HP's intellectual property. It makes recommendations to the Board as to scope, direction, quality, investment levels and execution of HP's technology strategies. It provides guidance on the execution of technology strategies formulated by HP's internal technology council and on technology as it may pertain to, among other things, market entry and exit; investments, mergers, acquisitions and divestitures; new business divisions and spin-offs; research and development investments; and key competitor and partnership strategies.

The charter of the Technology Committee is available at http://www.hp.com/hpinfo/investor/structure.html.

Consideration of Director Nominees

Stockholder nominees

The policy of the Nominating and Governance Committee is to consider properly submitted stockholder nominations for candidates for membership on the Board to be included in HP's proxy statement as described below under "Identifying and Evaluating Nominees for Directors." In evaluating such nominations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under "Director Qualifications." Any stockholder nominations proposed for consideration by the Nominating and Governance Committee should include the nominee's name and qualifications for Board membership and should be addressed to:

Corporate Secretary
Hewlett-Packard Company
3000 Hanover Street
Palo Alto, CA 94304
Fax: (650) 857-4837

In addition, the bylaws of HP permit stockholders to nominate directors for consideration at an annual stockholder meeting and to solicit proxies in favor of such nominees. For a description of the process for nominating directors in accordance with HP's bylaws, see "Questions and Answers about the Proxy Materials and the Annual Meeting—What is the deadline to propose actions for consideration at next year's annual meeting of stockholders or to nominate individuals to serve as directors?" on page 7.

Director Qualifications

HP's Corporate Governance Guidelines contain Board membership criteria that apply to nominees recommended by the Nominating and Governance Committee for a position on HP's Board. Under these criteria, members of the Board should have the highest professional and personal ethics and values, consistent with longstanding HP values and standards. They should have broad experience at the policy-making level in business, government, education, technology or the public interest. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all stockholders of HP.

Identifying and Evaluating Nominees for Directors

The Nominating and Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Governance Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Governance Committee and may be considered at any point during the year. As described above, the Nominating and Governance Committee considers properly submitted stockholder nominations for candidates for the Board to be included in HP's proxy statement. Following verification of the stockholder status of people proposing candidates, recommendations are considered together by the Nominating and Governance Committee at a regularly scheduled meeting, which is generally the first or second meeting prior to the issuance of the proxy statement for HP's annual meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to the

Nominating and Governance Committee. The Nominating and Governance Committee also reviews materials provided by professional search firms and other parties in connection with a nominee who is not proposed by a stockholder. In evaluating such nominations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

HP engages a professional search firm on an ongoing basis to identify and assist the Nominating and Governance Committee in identifying, evaluating and conducting due diligence on potential director nominees. On February 7, 2005 and February 8, 2005, the Board elected Thomas J. Perkins and Robert P. Wayman, respectively, as directors. Mr. Perkins previously served as a director from May 2002 until March 2004. Mr. Wayman previously served as a director from December 1993 until May 2002. Neither Mr. Perkins nor Mr. Wayman was identified by the professional search firm.

Executive Sessions

Executive sessions of independent directors are held at least three times a year. The sessions are scheduled and chaired by the Chair of the Nominating and Governance Committee, the Non-Executive Chairman or any other director whom the Board from time to time may request to preside at such sessions. Any non-management director may request that an additional executive session be scheduled.

Communications with the Board

Individuals may communicate with the Board by submitting an e-mail to HP's Board at bod@hp.com or by sending a letter to:

Rosemarie Thomas
Secretary to the Board of Directors
3000 Hanover Street, MS 1050
Palo Alto, CA 94304

All directors have access to this correspondence. Communications that are intended specifically for non-management directors should be sent to the e-mail address or street address noted above, to the attention of the Chair of the Nominating and Governance Committee. In accordance with instructions from the Board, the Secretary to the Board reviews all correspondence, organizes the communications for review by the Board, and posts communications to the full Board or individual directors as appropriate. HP's independent directors have requested that certain items that are unrelated to the Board's duties, such as spam, junk mail, mass mailings, solicitations, resumes and job inquiries, not be posted.

Policy regarding Stock Option Expensing

At HP's annual meeting of stockholders held in March 2004, a majority of votes cast were voted in favor of an advisory stockholder proposal requesting that the Board establish a policy of expensing the costs of all future stock options issued by HP, and HP announced that it would duly consider this recommendation. The Board appreciates and takes seriously the views expressed by HP stockholders and has carefully deliberated the issues relating to expensing employee stock options over the course of several meetings in order to respond appropriately to this proposal.

HP has sought clarity and guidance from the appropriate authorities on the requirement to expense options and the rules and guidelines for such expensing. Now that these requirements and guidelines have been clarified through the Financial Accounting Standards Board's issuance of Statement of Financial Accounting Standards No. 123 (revised) in December 2004, HP expects to begin expensing all share-based payments to employees, including stock options, in the fourth quarter of 2005.

New York Stock Exchange Certification

The certification of the Chief Executive Officer required by the New York Stock Exchange Listing Standards, Section 303A.12(a), relating to HP's compliance with the New York Stock Exchange Corporate Governance Listing Standards, was submitted to the New York Stock Exchange on April 15, 2004.

Common Stock and Dividends

HP is listed on the NYSE, NASDAQ and the Pacific Exchange, with the ticker symbol HPQ. HP has paid cash dividends each year since 1965. The current rate is $0.08 per share per quarter.

Headquarters Information

        HP's headquarters are located at 3000 Hanover Street, Palo Alto, California 94304-1112, and the telephone number is (650) 857-1501. HP's regional headquarters are as follows: (1) Americas—20555 SH 249, Houston, Texas 77070, telephone number (281) 370-0670; (2) Europe, Middle East, Africa—Route du Nant-d'Avril 150, CH-1217 Meyrin 2, Geneva, Switzerland, telephone number (41) 22 780-8111; and (3) Asia Pacific—450 Alexandra Road, Singapore 119960, telephone number (65) 6275-3888.

DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES

        The following table provides information on HP's compensation and reimbursement practices for non-employee directors, as well as the range of compensation paid to non-employee directors who served during fiscal 2004. Director compensation increased to the amounts shown below on March 17, 2004, upon the election of directors at the HP 2004 annual meeting of stockholders. Prior to March 17, 2004, directors received an annual retainer of $100,000 and the Chair of each committee received an additional retainer of $5,000. Ms. Fiorina did not receive any separate compensation for her Board activities, and Mr. Wayman will not receive any separate compensation for his Board activities.

NON-EMPLOYEE DIRECTOR COMPENSATION TABLE FOR FISCAL 2004

Annual retainer	$200,000
Minimum percentage of annual retainer to be paid in HP securities(1)	75%(2)
Additional retainer for Chair of any committee(3)	$10,000 - $15,000
Reimbursement for expenses attendant to Board membership(4)	Yes
Range of compensation earned by directors (for the year)(5)	$200,000 - $220,000

(1)
Each director may elect to receive the securities portion of the annual retainer in a grant of restricted stock or stock options. The restricted stock awards are based on the fair market value of HP common stock on the grant date, and stock options are based on a modified Black-Scholes option valuation model.

(2)
Under special circumstances, less than 75% may be paid in securities.

(3)
The additional retainer for the Chair of the Audit Committee is $15,000.

(4)
Reimbursement of expenses includes expenses related to directors' spouses when spouses are invited to attend Board events.

(5)
Directors receive an additional $2,000 for each Board meeting attended in excess of six per year, and an additional $2,000 for each committee meeting attended in excess of six per year for each committee on which the director serves.

        Under HP's stock ownership guidelines for directors during fiscal 2004, all directors were required to accumulate over time shares of HP stock equal in value to at least twice the value of the annual retainer. In November 2004, the guidelines were changed to require directors to accumulate over time shares of HP stock equal in value to at least three times the value of the annual retainer.

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        There are nine nominees for election to our Board this year. All of the nominees except Thomas J. Perkins and Robert P. Wayman have served as directors since the last annual meeting. Mr. Perkins and Mr. Wayman were re-elected by the Board to serve as directors on February 7, 2005 and February 8, 2005, respectively. Information regarding the business experience of each nominee is provided below. Each director is elected annually to serve until the next annual meeting or until his or her successor is elected. There are no family relationships among our executive officers and directors.

        If you sign your proxy or voting instruction card but do not give instructions with respect to voting for directors, your shares will be voted for the nine persons recommended by the Board. If you wish to give specific instructions with respect to voting for directors, you may do so by indicating your instructions on your proxy or voting instruction card.

        You may cumulate your votes in favor of one or more directors. If you wish to cumulate your votes, you will need to indicate explicitly your intent to cumulate your votes among the nine persons who will be voted upon at the annual meeting. See "Questions and Answers About the Proxy Materials and the Annual Meeting—Is cumulative voting permitted for the election of directors?" on page 5 for further information about how to cumulate your votes. Patricia C. Dunn, Robert P. Wayman and Ann O. Baskins, as proxy holders, reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable nominees in their sole discretion, except that a stockholder's votes will not be cast for a nominee as to which such stockholder instructs that such votes be withheld.

        All of the nominees have indicated to HP that they will be available to serve as directors. In the event that any nominee should become unavailable, however, the proxy holders, Ms. Dunn, Mr. Wayman and Ms. Baskins, will vote for a nominee or nominees designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board.

Our Board recommends a vote FOR the election to the Board of the each of the following nominees.

Vote Required

        The nine persons receiving the highest number of "for" votes represented by shares of HP common stock present in person or represented by proxy and entitled to be voted at the annual meeting will be elected.

Lawrence T. Babbio, Jr. Director since 2002 Age 60	Mr. Babbio has served as Vice Chairman and President of Verizon Communications, Inc. (formerly Bell Atlantic Corporation) since 2000. In 1997 he was elected President and Chief Operating Officer—Network Group, and Chairman—Global Wireless Group of Bell Atlantic. Mr. Babbio was a director of Compaq from 1995 until May 2002, the date of the acquisition of Compaq Computer Corporation ("Compaq"). Mr. Babbio is also a director of ARAMARK Corporation.
Patricia C. Dunn Director since 1998 Age 51
Ms. Dunn has served as Non-Executive Chairman of the HP Board since February 8, 2005. She was appointed Vice Chairman of Barclays Global Investors (BGI) in 2002 and served as its Co-Chairman, Chairman and Chief Executive Officer from October 1995 through June 2002. Ms. Dunn advises on strategy and key business issues for BGI, the world's largest institutional investment manager.
Richard A. Hackborn Director since 1992 Age 67
Mr. Hackborn served as Chairman of the HP Board from January 2000 to September 2000. He was HP's Executive Vice President, Computer Products Organization from 1990 until his retirement in 1993 after a 33-year career with HP.

Dr. George A. Keyworth II Director since 1986 Age 65
Dr. Keyworth has served as the Chairman and Senior Fellow with The Progress & Freedom Foundation, a public policy research institute, since 1995. He was Science Advisor to the President and Director of the White House's Office of Science and Technology Policy from 1981 to 1986. He is a director of General Atomics. Dr. Keyworth holds various honorary degrees and is an honorary professor at Fudan University in Shanghai, People's Republic of China.
Robert E. Knowling, Jr. Director since 2000 Age 49
Mr. Knowling has served as Chief Executive Officer of the New York City Leadership Academy at the New York City Board of Education since January 2003. From February 2001 to January 2003, Mr. Knowling served as the Chairman and Chief Executive Officer of Simdesk Technologies Inc., a software development company. From July 1998 through October 2000, he was President and Chief Executive Officer of Covad Communications Company, a national broadband service provider of high speed Internet and network access. He also served as Chairman of Covad from September 1999 to October 2000. In August 2001, Covad filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code. Mr. Knowling is a director of Ariba, Inc. and Heidrick & Struggles International, Inc. He also serves as a member of the advisory board for both Northwestern University's Kellogg Graduate School of Management and the University of Michigan Graduate School of Business.
Thomas J. Perkins Director since 2005 Age 73
The Board of Directors re-elected Mr. Perkins a director on February 7, 2005. He previously served as a director of HP from May 2002 until March 2004. Mr. Perkins has been a General Partner of Kleiner Perkins Caufield & Byers, a private investment partnership, since 1972, and has served as either a general or limited partner of numerous funds formed by it. Mr. Perkins served as Chairman of the Board of Directors of Tandem Computers Incorporated from 1974 until 1997. Mr. Perkins was a director of Compaq from 1997 until the Compaq acquisition. Mr. Perkins also is a director of News Corporation.
Robert L. Ryan Director since 2004 Age 61	Mr. Ryan has been Senior Vice President and Chief Financial Officer of Medtronic, Inc., a medical technology company, since 1993. He is currently a director of UnitedHealth Group.
Lucille S. Salhany Director since 2002 Age 58
Ms. Salhany has been the President and CEO of JHMedia, a consulting company, since March 2002. From 1999 to March 2002, she was President and CEO of LifeFX Networks, Inc. In May 2002, LifeFX Networks Inc. filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code. Ms. Salhany was a director of Compaq from 1997 until the Compaq acquisition. She is also a director of American Media, Inc. and Managing Partner of Echo Bridge Entertainment. She is a trustee of Emerson College.
Robert P. Wayman Director since 2005 Age 59
The Board of Directors re-elected Mr. Wayman a director on February 8, 2005. He previously served as a director of HP from December 1993 until May 2002. Mr. Wayman was elected Chief Executive Officer on an interim basis by the HP Board of Directors on February 8, 2005. He has served as Chief Financial Officer of HP since 1984 and previously served as Executive Vice President since 1992. Mr. Wayman is a director of CNF Inc. and Sybase Inc. He also serves as a member of the Kellogg Advisory Board to the Northwestern University School of Business.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board has appointed Ernst & Young LLP as the independent registered public accounting firm to audit HP's consolidated financial statements for the fiscal year ending October 31, 2005. During fiscal 2004, Ernst & Young LLP served as HP's independent registered public accounting firm and also provided certain tax and other audit-related services. See "Principal Accountant Fees and Services" on page 49. Representatives of Ernst & Young LLP are expected to attend the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

        Our Board recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as HP's independent registered public accounting firm for the 2005 fiscal year. If the appointment is not ratified, the Board will consider whether it should select another independent registered public accounting firm.

Vote Required

        Ratification of the appointment of Ernst & Young LLP as HP's independent registered public accounting firm for fiscal 2005 requires the affirmative vote of a majority of the shares of HP common stock present in person or represented by proxy and entitled to be voted at the meeting.

PROPOSAL NO. 3

APPROVAL OF AN ADDITIONAL 75 MILLION SHARES FOR
THE HEWLETT-PACKARD COMPANY 2000 EMPLOYEE STOCK PURCHASE PLAN

        The HR and Compensation Committee of the Board has amended the Hewlett-Packard Company 2000 Employee Stock Purchase Plan (the "Share Ownership Plan") to increase the number of shares available under the plan by 75 million shares, subject to approval by HP stockholders. If HP's stockholders approve the proposed amendment to the Share Ownership Plan, a total of 175 million shares of common stock (approximately 6% of the outstanding shares as of December 31, 2004) will be reserved for issuance pursuant to the Share Ownership Plan. The amendment to the Share Ownership Plan providing for 75 million additional shares will not become effective until it is approved by HP's stockholders. Stockholder approval is required by applicable stock exchange listing standards and Section 423(b) of the Internal Revenue Code, as amended, (the "Code"). The Board is asking HP stockholders to approve the additional shares under the Share Ownership Plan to assist HP in achieving its goals of increasing profitability and stockholder value by providing HP employees an opportunity to purchase shares of HP common stock, while also qualifying such shares for special tax treatment under Sections 421 and 423 of the Code.

        Our Board recommends a vote FOR the approval of the amendment to increase by 75 million shares the number of shares available pursuant to the Share Ownership Plan.

Vote Required

        Approval of the proposed amendment to the Share Ownership Plan requires the affirmative vote of a majority of the shares of HP common stock present in person or represented by proxy and entitled to be voted on the proposal at the annual meeting.

SUMMARY OF THE SHARE OWNERSHIP PLAN

        GENERAL.    The purpose of the Share Ownership Plan is to provide employees of HP and its designated subsidiaries with an opportunity to purchase HP common stock and, therefore, to have an additional incentive to contribute to the prosperity of HP.

        ADMINISTRATION.    The Share Ownership Plan is administered by a committee (the "Committee") appointed by the Board. The Committee has full power to interpret the Share Ownership Plan, and the decisions of the Board and the Committee are final and binding upon all participants.

        ELIGIBILITY.    Any employee of HP or any HP subsidiary designated by the Committee who is regularly employed for at least 20 hours per week and more than five months in a calendar year on an Entry Date (as defined below) is eligible to participate in the Share Ownership Plan during the Offering Period (as defined below) beginning on that Entry Date, subject to administrative rules established by the Committee. However, no employee is eligible to participate in the Share Ownership Plan to the extent that, immediately after the grant, that employee would own 5% of either the voting power or the value of HP's common stock, and no employee's rights to purchase HP's common stock pursuant to the Share Ownership Plan may accrue at a rate that exceeds $25,000 per calendar year. Eligible employees become participants in the Share Ownership Plan by filing with HP an enrollment agreement authorizing payroll deductions on a date set by the Committee prior to the applicable Entry Date. As of October 31, 2004, approximately 143,000 HP employees, including 16 executive officers, were eligible to participate in the Share Ownership Plan.

        PARTICIPATION IN AN OFFERING.    The Share Ownership Plan is implemented by offering periods lasting for six months (an "Offering Period"). The duration and timing of Offering

Periods may be changed or modified by the Committee. The first six-month Offering Period commenced on November 1, 2004. Prior to November 1, 2004, each Offering Period lasted two years. The Share Ownership Plan was amended on August 25, 2004 to reduce Offering Periods from 24 months to six months. Every six months on the last trading day of each Offering Period (a "Purchase Date") common stock is purchased under the Share Ownership Plan unless the participant becomes ineligible, withdraws or terminates employment earlier. To participate in the Share Ownership Plan, each eligible employee must authorize payroll deductions pursuant to the Share Ownership Plan. Such payroll deductions may not exceed 10% of a participant's eligible compensation and also are subject to the limitations discussed above. Subject to these limitations, a participant may increase or decrease his or her rate of contribution through payroll deductions at any time. Each participant who has elected to participate is automatically granted an option to purchase shares of common stock on the Entry Date. The Entry Date is the first trading day of the Offering Period (an "Entry Date"). The option expires at the end of the Offering Period, upon termination of employment, or if the employee becomes ineligible, whichever is earlier, but is exercised at the end of each Offering Period to the extent of the payroll deductions accumulated during such Offering Period. The number of shares that may be purchased by an employee in any Offering Period, subject to the limitations discussed above, may not exceed 5,000 shares of common stock during an Offering Period.

        PURCHASE PRICE, SHARES PURCHASED.    Shares of common stock may be purchased under the Share Ownership Plan at a price equal to not less than 85% of the fair market value of the common stock on (i) the Entry Date or (ii) the Purchase Date, whichever is less. On December 31, 2004, the closing price per share of HP common stock was $20.97. The number of shares of HP common stock a participant purchases in each Offering Period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that Offering Period by the purchase price.

        TERMINATION OF EMPLOYMENT.    Termination of a participant's employment for any reason, including death, immediately cancels his or her option and participation in the Share Ownership Plan. In such event, the payroll deductions credited to the participant's account will be returned without interest to him or her or, in the case of death, to the person or persons entitled to those deductions.

        ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR SALE OF ASSETS.    In the event that HP common stock is changed by reason of any stock split, stock dividend, combination, recapitalization or other similar changes in HP's capital structure effected without the receipt of consideration, appropriate proportional adjustments may be made in the number of shares of stock subject to the Share Ownership Plan, the number of shares of stock to be purchased pursuant to an option and the price per share of common stock covered by an option. Any such adjustment will be made by the Board, whose determination shall be conclusive and binding. In the event of a proposed sale of all or substantially all of the assets of HP or the merger or consolidation of HP with another company, the Board may determine that each option will be assumed by, or an equivalent option substituted by the successor company or its affiliates, that the purchase date will be accelerated, or that all outstanding options will terminate and accumulated payroll deductions will be refunded.

        AMENDMENT AND TERMINATION OF THE PLAN.    The Board may terminate or amend the Share Ownership Plan at any time, except that without stockholder approval the Board may not increase the number of shares subject to the Share Ownership Plan other than pursuant to adjustments upon changes in capitalization as described. The Share Ownership Plan will continue until November 1, 2010, unless otherwise terminated by the Board.

        WITHDRAWAL.    Generally, a participant may withdraw from the Share Ownership Plan during an Offering Period prior to the date established by the Committee as the change enrollment deadline, which generally is three weeks before a Purchase Date. The Committee may establish rules limiting the frequency with which participants may withdraw and re-enroll and may establish a waiting period for participants wishing to re-enroll.

        SUB-PLANS.    The Committee may adopt rules, procedures or sub-plans applicable to particular subsidiaries or employees in particular locations, which allow for participation in the Share Ownership Plan in a manner that may not comply with the requirements of Section 423 of the Code.

        NEW PLAN BENEFITS.    Because benefits under the Share Ownership Plan, as proposed to be amended, will depend on employees' elections to participate and the fair market value of HP common stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the proposed amendment to the Share Ownership Plan is approved by the stockholders. Non-employee directors are not eligible to participate in the Share Ownership Plan.

        UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.    If HP stockholders approve this proposal, the Share Ownership Plan, and the right of participants to make purchases thereunder, should qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant in connection with the shares issuable under the Share Ownership Plan until the shares purchased under the Share Ownership Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the applicable Entry Date and more than one year from the date of transfer of the shares to the participant, then the participant generally will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the applicable Entry Date. Any additional gain should be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. HP is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period described above. In all other cases, no deduction is allowed to HP.

        THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF UNITED STATES FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND HP WITH RESPECT TO THE SHARES PURCHASED UNDER THE SHARE OWNERSHIP PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES ARISING IN THE CONTEXT OF A PARTICIPANT'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT'S INCOME OR GAIN MAY BE TAXABLE.

        INCORPORATION BY REFERENCE.    The foregoing is only a summary of the Share Ownership Plan and is qualified in its entirety by reference to the full text of the Share Ownership Plan, a copy of which is attached hereto as Appendix D.

COMMON STOCK OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information, as of December 31, 2004, concerning:

  •
  beneficial ownership by HP directors and nominees and the named executive officers set forth in the Summary Compensation table on page 29, and

  •
  beneficial ownership by directors, nominees, named executive officers and current HP executive officers as a group.

        The information provided in the table is based on HP's records, information filed with the Securities and Exchange Commission and information provided to HP, except where otherwise noted.

        The number of shares beneficially owned by each entity, person, director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire as of March 1, 2005 (60 days after December 31, 2004) through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

BENEFICIAL OWNERSHIP TABLE

Name of Beneficial Owner	Amount of Beneficial Ownership	Nature of Beneficial Ownership(1)		Percent of Class
Current Directors and Nominees:
Lawrence T. Babbio, Jr.	20,705 205,971	Direct Vested Options

	226,676			*
Patricia C. Dunn	55,798 40,000	Direct Vested Options

	95,798			*
Richard A. Hackborn	32,916 40,000	Direct Vested Options

	72,916			*
Dr. George A. Keyworth II	8,080 95,196	Direct Vested Options

	103,276			*
Robert E. Knowling, Jr.	18,798 47,707	Direct Vested Options

	66,505			*
Thomas J. Perkins	51,137 509,790 101,507	Direct Indirect Vested Options	(2)

	662,434			*

Robert L. Ryan	7,400 0	Direct Vested Options

	7,400			*
Lucille S. Salhany	16,397 215,064	Direct Vested Options

	231,461			*
Current Director, Nominee and Named Executive Officer:
Robert P. Wayman	289,466 2,120 1,774,484	Direct Indirect Vested Options	(3)

	2,066,070			*
Current Named Executive Officers:
Vyomesh I. Joshi	65,469 50,690 878,070	Direct Indirect Vested Options	(4)

	994,229			*
Ann M. Livermore	21,996 1,861,006	Direct Vested Options

	1,883,002			*
Former Directors and Named Executive Officers:
Carleton S. Fiorina(5)	852,914 6,065,852	Direct Vested Options	(5)

	6,918,766			*
Sanford M. Litvack(6)	5,060 45 45,236	Direct Indirect Vested Options	(6)

50,341
Duane E. Zitzner(7)	55,506 2,280,742	Direct Vested Options

	2,336,248			*
All Directors, Nominees, Named Executive Officers and Current Executive Officers as a Group (25 persons)	20,221,498		(8)(9)	..7%

*
Represents holdings of less than one percent.

(1)
Pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended, "Vested Options" are options that may be exercised as of March 1, 2005 (60 days after December 31, 2004).

(2)
160,945 shares are held by the Thomas J. Perkins Ttee Frank Caufield Ttee UAD 12/14/72 Perkins Bypass Trust C and 348,541 shares are held by TJ Perkins & F Caufield Ttees Survivors Trust A U/A dated 11/13/1987. Mr. Perkins serves as co-trustee of both trusts. The foregoing shares have been pledged to a securities broker pursuant to the terms of prepaid variable equity forward contracts established in May 2004 when Mr. Perkins was not a director or affiliate of HP. Mr. Perkins does not have voting or investment power with respect to the shares held by these trusts as a result of the foregoing arrangements. In addition, a trust for the benefit of Mr. Perkins' daughter also owns 304 shares.

(3)
2,120 shares are held by Mr. Wayman as custodian for his son.

(4)
50,690 shares are held by Mr. Joshi in a living trust.

(5)
Ms. Fiorina terminated as Chairman and Chief Executive Officer and resigned as a director on February 8, 2005.

(6)
Mr. Litvack serves as a co-trustee of a trust holding 45 shares. Mr. Litvack resigned as a director on February 2, 2005.

(7)
Mr. Zitzner retired in fiscal 2005.

(8)
Includes an aggregate of 17,734,876 shares that the current directors and executive officers have the right to acquire as of March 1, 2005.

(9)
Includes an aggregate of 18,303,141 shares held by current directors and executive officers in fiduciary or beneficial capacities.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of HP common stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of our securities. HP believes that, during fiscal 2004, its directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements, with the exceptions noted herein. One late Form 4 report was filed by Michael J. Winkler on August 4, 2004 to report a cash distribution under the Hewlett-Packard Company Deferred Compensation Plan on January 22, 2004. In addition, one late Form 4 report was filed by Sanford M. Litvack on February 10, 2005 to report sales of shares from his individual retirement account and a purchase of shares by a trust of which he is a co-trustee from 2002 through 2004. In making these statements, HP has relied upon examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to HP and the written representations of its directors, executive officers and 10% stockholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        HP repurchases shares of its common stock under a systematic program to manage the dilution created by shares issued under employee stock plans and also to return cash to HP's stockholders. As part of this repurchase program, between December 1, 2003 and February 8, 2005, HP repurchased a total of 68,825,000 shares for $1,378,259,886 from the David and Lucile Packard Foundation (the "Packard Foundation"). The Packard Foundation was a beneficial owner of more than 5% of HP common stock until September 1, 2004. Shares repurchased from the Packard Foundation were purchased under the terms of a memorandum of understanding dated September 9, 2002 and amended and restated September 17, 2004 that, among other things, prices the repurchases by reference to the volume weighted-average price for composite New York Stock Exchange transactions on trading days in which a repurchase occurs. Either HP or the Packard Foundation may suspend or terminate sales under the amended and restated memorandum of understanding at any time.

EXECUTIVE OFFICERS

Robert P. Wayman; age 59; Chief Executive Officer and Chief Financial Officer

        Mr. Wayman was elected Chief Executive Officer on an interim basis and was re-elected a director on February 8, 2005. Mr. Wayman has served as Chief Financial Officer of HP since 1984 and previously served as Executive Vice President since 1992. Mr. Wayman is a director of CNF Inc. and Sybase Inc. He also serves as a member of the Kellogg Advisory Board to the Northwestern University School of Business.

Ann O. Baskins; age 49; Senior Vice President, General Counsel and Secretary

        Ms. Baskins was elected Senior Vice President in 2002 after serving as Vice President since November 1999. She has served as General Counsel responsible for worldwide legal matters since January 2000. She has served as Secretary since 1999 and was Assistant Secretary from 1985 to 1999.

Gilles Bouchard; age 44; Chief Information Officer and Executive Vice President, Global Operations

        Mr. Bouchard was elected Chief Information Officer and Executive Vice President in January 2004. From May 2002 to December 2003, he was Senior Vice President of Imaging and Printing Group ("IPG") Operations. From March 2001 to May 2002, he was Vice President and General Manager of HP's Business Customer Operations. Mr. Bouchard also served as Vice President of Worldwide Operations for HP's Personal Computing Organization from December 1999 to March 2001, and from June 1998 to December 1999 he was General Manager for the Pavilion home personal computer business in the Americas.

Charles N. Charnas; age 46; Vice President, Deputy General Counsel and Assistant Secretary*

        Mr. Charnas was elected Assistant Secretary in 1999. He was appointed a Vice President and Deputy General Counsel in 2002. Since 1999 he has headed the Corporate, Securities and Mergers and Acquisitions Section of the worldwide Legal Department.

*
Mr. Charnas is not an "executive officer" for purposes of Section 16 of the Exchange Act.

Debra L. Dunn; age 48; Senior Vice President, Corporate Affairs

        Ms. Dunn was elected Senior Vice President in 2002 after serving as Vice President since November 1999. She previously held the position of General Manager of the Executive Council from 1998 to 1999.

Jon E. Flaxman; age 47; Senior Vice President, Controller and Principal Accounting Officer

        Mr. Flaxman was elected Principal Accounting Officer on February 8, 2005. He was elected Senior Vice President in 2002 after serving as Vice President and Controller since May 2001. From May 1999 to May 2001, he served as Vice President and Chief Financial Officer of the Business Customer Organization. He was first appointed a Vice President in 1998.

Brian Humphries; age 31; Vice President, Investor Relations

        Mr. Humphries was elected Vice President in 2004. Since July 2004, he has served as Vice President of Investor Relations. From August 2003 to June 2004, he was Director of Financial Communications. From May 2002 to July 2003, Mr. Humphries was Director of Finance for Industry Standard Servers business. Before the Compaq acquisition, he served as Compaq's Director of Investor Relations from May 1999 to May 2002.

Vyomesh Joshi; age 50; Executive Vice President, Imaging and Personal Systems Group

        Mr. Joshi was elected Executive Vice President in 2002 after serving as Vice President since January 2001. He became President of IPG in February 2001. Mr. Joshi also served as Chairman of Phogenix Imaging LLC, a joint venture between HP and Kodak focused on developing retail digital inkjet photo finishing equipment and supplies, until May 14, 2003, when Phogenix was dissolved. Since 1989, he has held various management positions in IPG. From 1999 to 2000, he was Vice President and General Manager of Inkjet Systems. Effective January 2005, Personal Systems Group ("PSG") also is reporting to Mr. Joshi, and IPG and PSG have combined to form the Imaging and Personal Systems Group ("IPSG").

Richard H. Lampman; age 59; Senior Vice President of Research, Director of HP Labs

        Mr. Lampman was elected Senior Vice President in 2002. He has served as the director of HP Labs since 1999. Mr. Lampman has held various positions with HP since 1971, when he joined HP.

Catherine A. Lesjak; age 46; Senior Vice President and Treasurer

        Ms. Lesjak was elected Senior Vice President and Treasurer in 2003. From May 2002 to July 2003, she was Vice President of Finance for Enterprise Marketing and Solutions and Vice President of Finance for the Software Global Business Unit. From June 2000 to May 2002, Ms. Lesjak was controller for the Software Solutions Organization. From September 1998 to September 2000, she served as controller and credit manager for the Commercial Customer Organization.

Ann M. Livermore; age 46; Executive Vice President, Technology Solutions Group

        Ms. Livermore was elected Executive Vice President in 2002 after serving as Vice President since 1995. Since May 2004, she has led the Technology Solutions Group. In April 2001, she became President of HP Services. In October 1999, she became President of the Business Customer Organization. She was appointed President of Enterprise Computing in April 1999. Ms. Livermore is a member of the Board of Directors of United Parcel Service, Inc. She is also on the board of visitors of the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill and the Board of Advisors at the Stanford Business School.

Marcela Perez de Alonso; age 50; Executive Vice President, Human Resources and Workforce Development

        Ms. Perez was elected Executive Vice President, Human Resources and Workforce Development in January 2004. From 1999 until she joined HP, Ms. Perez was Division Head of Citigroup North Latin America Consumer Bank, in charge of the retail business operations of Citigroup in Puerto Rico, Venezuela, Colombia, Peru, Panama, The Bahamas, and Dominican Republic. She served as Global Consumer Head, Human Resources of Citigroup from 1996 to 1999.

Shane V. Robison; age 51; Executive Vice President and Chief Strategy and Technology Officer

        Mr. Robison was elected Executive Vice President in 2002 following the Compaq acquisition. He has served as Chief Strategy and Technology Officer since May 2002. Prior to joining HP, Mr. Robison served as Senior Vice President, Technology and Chief Technology Officer at Compaq since 2000. Prior to joining Compaq, Mr. Robison was President of Internet Technology and Development at AT&T Labs, a technology research and development organization, a position he had held since 1999.

Michael J. Winkler; age 59; Executive Vice President, Customer Solutions Group and Chief Marketing Officer

        Mr. Winkler was elected Executive Vice President in 2002 in connection with the Compaq acquisition. In August 2004, he became Executive Vice President, Customer Solutions Group. In December 2002, he became the Chief Marketing Officer responsible for the Global Brand and Communications, Global Alliances and Total Customer Experience teams. Prior to joining HP, Mr. Winkler served as Executive Vice President, Global Business Units of Compaq since 2000. Prior to that, Mr. Winkler was Senior Vice President and Group General Manager, Commercial Personal Computing Group, a position to which he was elected in 1996. Mr. Winkler is a director of Banta Corporation.

EXECUTIVE COMPENSATION

        The following table discloses compensation received by HP's former CEO and HP's four other most highly paid executive officers (together with the former CEO, the "named executive officers") during fiscal 2004, as well as their compensation received from HP for each of the fiscal years ending October 31, 2003 and October 31, 2002.

SUMMARY COMPENSATION TABLE

		Annual Compensation				Long-Term Compensation
(a)	(b)	(c)	(d)	(e)		(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)(2)	Other Annual Compensation ($)(3)		Restricted Stock Awards ($)(4)(5)	Securities Underlying Options/ SARs(#)	LTIP Payouts ($)	All Other Compensation ($)(6)
Robert P. Wayman(7) Director, Chief Executive Officer and Chief Financial Officer	2004 2003 2002	$975,000 988,542 925,000	$546,342 728,993 875,490	$70,188 3,198 5,776	* *	$330,150 0 0	300,000 300,000 400,000	0 0 0	$12,307 2,439,414 2,435,544
Vyomesh I. Joshi(8) Executive Vice President Imaging and Personal Systems Group	2004 2003 2002	775,000 712,500 600,000	361,886 513,090 687,655	36,474 3,563 3,061	* *	330,150 0 0	300,000 500,000 400,000	0 0 0	12,635 2,055,642 2,054,485
Ann M. Livermore Executive Vice President Technology Solutions Group	2004 2003 2002	764,583 754,167 700,000	355,674 0 782,285	109,443 78,258 60,102		330,150 0 0	500,000 300,000 400,000	0 0 0	9,351 2,108,753 2,106,371
Carleton S. Fiorina(9) Former Chairman and Chief Executive Officer	2004 2003 2002	1,400,000 1,241,667 1,000,000	1,568,910 2,101,600 2,930,602	134,782 84,296 59,997		660,300 0 0	700,000 700,000 850,000	0 0 0	47,302 91,983 131,754
Duane E. Zitzner(10) Former Executive Vice President Personal Systems Group	2004 2003 2002	775,000 780,208 725,000	361,886 715,611 789,584	24,532 3,434 2,381	* *	330,150 0 0	200,000 300,000 400,000	0 0 0	11,009 2,185,579 2,181,371

*
As permitted under Securities and Exchange Commission rules, for fiscal 2003 and fiscal 2002 these figures include tax reimbursements but do not include perquisites and other personal benefits where the total incremental cost of all perquisites did not exceed $50,000 per year.

(1)
The amounts shown in this column reflect payments under HP's Executive Pay-for-Results Plan (the "Executive PfR Plan," which term includes its predecessors, as applicable). HP employees who were subject to Section 16(a) of the Securities Exchange Act of 1934, as amended, at the beginning of the applicable performance period and selected other employees were eligible to participate in the Executive PfR Plan. During the fiscal years shown, all of the named executive officers participated in the Executive PfR Plan.

  The Executive PfR Plan permits the HR and Compensation Committee to designate a portion of the target annual cash compensation for participants, including executive officers, as variable pay. Under the Executive PfR Plan, the percentage of the targeted variable amount that is paid depends upon the degree to which performance metrics defined on a semi-annual basis are met. In December 2003 and May and June 2004, the HR and Compensation Committee established the performance metrics for the first and second halves of fiscal 2004, respectively, which were weighted 40% based on revenue, 40% based on net profit, and 20% based on total customer experience.

  For the first half of fiscal 2004, the HR and Compensation Committee determined that the following variable compensation for the named executive officers had been earned under the Executive PfR Plan: Mr. Wayman, $348,904; Mr. Joshi, $231,105; Ms. Livermore; $224,893; Ms. Fiorina, $1,001,910; and Mr. Zitzner, $231,105. The HR and Compensation Committee determined that no variable compensation for the named executive officers had been earned under the Executive PfR Plan for the second half of fiscal 2004.

(2)
The HR and Compensation Committee awarded a bonus outside of the variable pay plans for all employees in an aggregate amount of $90 million for HP's performance in the fourth quarter of fiscal 2004. The bonus column also includes the following amounts paid to the named executive officers pursuant to that action: Mr. Wayman, $197,438; Mr. Joshi, $130,781; Ms. Livermore, $130,781; Ms. Fiorina, $567,000; and Mr. Zitzner, $130,781.

(3)
For fiscal 2004, this column includes the perquisites valued at their incremental cost to HP as itemized in the table below and tax reimbursements described below.

Name	Security Services/ Systems	Personal Aircraft Usage	Personal Automobile Usage	Financial Counseling	Total
Robert P. Wayman	N/A	$47,846	N/A	$18,000	$65,846
Vyomesh I. Joshi	N/A	810	N/A	21,000	21,810
Ann M. Livermore	N/A	89,239	N/A	18,000	107,239
Carleton S. Fiorina	$7,381	66,846	$909	18,000	93,136
Duane E. Zitzner	N/A	99	N/A	21,500	21,599

  This column also includes tax reimbursements for each named executive officer as follows: Mr. Wayman, $4,342, $3,198, and $5,776; Mr. Joshi, $14,664, $3,563, and $3,061; Ms. Livermore $2,204, $2,822, and $2,381; Ms. Fiorina, $41,646, $26,205, and $27,949; and Mr. Zitzner, $2,933, $3,434, and $2,381, in fiscal 2004, 2003, and 2002, respectively.

  Amounts reported for Ms. Livermore include $57,436 and $45,221 for personal aircraft usage in fiscal 2003 and 2002, respectively. Amounts reported for Ms. Fiorina in fiscal 2003 include $38,165 for personal use of corporate aircraft and in fiscal 2002 include $14,950 for tax services.

(4)
The amounts shown in this column reflect the dollar values based on the closing price at grant of time-based restricted stock granted to the named executive officers in fiscal 2004. The time-based restricted stock was granted on December 15, 2003 and vested 100% after one year.

  At the end of fiscal 2004, the aggregate share amount and dollar value based on the closing price on October 29, 2004 of the restricted stock held by the named executive officers was:

	Number of Shares	Value
Robert P. Wayman	15,000	$279,900
Vyomesh I. Joshi	15,000	279,900
Ann M. Livermore	15,000	279,900
Carleton S. Fiorina	30,000	559,800
Duane E. Zitzner	15,000	279,900

  The named executive officers receive non-preferential dividends on restricted shares they hold.

(5)
On July 17, 2004, Ms. Fiorina received a net payment of 795,878 shares pursuant to the award of restricted stock units granted to her in 1999 and previously reported as a grant of restricted stock units in this column for fiscal 1999.

(6)
For the named executive officers, this column includes the following payments by HP in the fiscal years indicated:

Name	401(k) Company Match	Term-Life Insurance Payment
Robert P. Wayman
2004	$8,200	$4,107
2003	8,000	3,289
2002	7,333	85
Vyomesh I. Joshi
2004	11,400	1,235
2003	4,800	842
2002	4,400	85
Ann M. Livermore
2004	8,200	1,151
2003	8,000	595
2002	6,286	85
Carleton S. Fiorina
2004	8,750	2,209
2003	7,000	1,394
2002	6,286	85
Duane E. Zitzner
2004	7,752	3,257
2003	7,998	2,581
2002	6,286	85

  The amounts in the 401(k) column above represent HP matching contributions paid in fiscal 2004. All such amounts are within IRS limits for the applicable plan years.

  Amounts shown in this column for fiscal 2002 and fiscal 2003 include payments under HP's retention program adopted in connection with the Compaq acquisition. The program provided incentives to a group of employees who were considered critical to the completion of the Compaq acquisition, to the integration of the companies, or to ongoing business operations. Under the program, Mr. Wayman, Mr. Joshi, Ms. Livermore and Mr. Zitzner were entitled to receive two equal annual payments in the following amounts: Mr. Wayman, $2,428,125; Mr. Joshi, $2,050,000; Ms. Livermore $2,100,000; and Mr. Zitzner, $2,175,000. The first installment was paid on September 4, 2002, and the second installment was paid on September 4, 2003.

  For Ms. Livermore, for fiscal 2003, this column also includes a service award of 10 shares of common stock valued at $158 awarded to her for her 20-year service anniversary. This award was made pursuant to the Service Anniversary Stock Plan, which provides for grants of 10 shares of common stock to eligible employees upon completion of 10, 20, 30, 40 or 50 years of service.

  In addition, for Ms. Fiorina, this column also includes HP-sponsored mortgage assistance, in accordance with HP's standard mortgage assistance program that is generally available to employees who relocate, in the following respective amounts during fiscal 2004, 2003, and 2002: $36,343; $83,589 and $125,383.

(7)
Mr. Wayman was re-elected a director and Chief Executive Officer on February 8, 2005.

(8)
Mr. Joshi was named to lead IPSG in January 2005.

(9)
Ms. Fiorina terminated as Chairman and Chief Executive Officer and resigned as a director effective February 9, 2005. Because of her termination, Ms. Fiorina will receive severance benefits described under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements—Carleton S. Fiorina Severance Agreement and Release," on page 40.

(10)
Mr. Zitzner retired in fiscal 2005. Upon retirement, Mr. Zitzner received retirement benefits consistent with HP's practices, as described under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements—HP Retirement Arrangements" on page 40.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table provides information on option grants in fiscal 2004 by HP to each of the named executive officers. HP did not grant any stock appreciation rights to the named executive officers during fiscal 2004.

Name	Number of Securities Underlying Options Granted(1)(2)	Percent of Total Options Granted to Employees in Fiscal Year(3)	Exercise Price ($/Share)	Expiration Date	Grant Date Present Value ($)(4)
Robert P. Wayman	300,000	0.4%	$22.015	March 2012	$1,860,905
Vyomesh I. Joshi	300,000	0.4%	22.015	March 2012	1,860,905
Ann M. Livermore	500,000	0.7%	22.015	March 2012	3,101,508
Carleton S. Fiorina(5)	700,000	1.0%	22.015	March 2012	4,342,112
Duane E. Zitzner(6)	200,000	0.3%	22.015	March 2012	1,240,603

(1)
All options granted in fiscal 2004 are exercisable in the following percentages on the following anniversaries of the grant date: 25% after the first anniversary, 50% after the second anniversary, 75% after the third anniversary, and 100% after the fourth anniversary.

(2)
All of the unvested portions of these options vest in connection with certain terminations of employment, including termination due to death, disability, or retirement. In addition, HP's policy generally has been to provide accelerated vesting in the event of involuntary termination.

(3)
In fiscal 2004, HP granted options to employees to purchase a total of approximately 72 million shares.

(4)
HP used a modified Black-Scholes model of option valuation to determine grant date present value. Calculations for the named executive officers are based on a five-year option term, which reflects HP's expectation that its options, on average, will be exercised within five years of grant. Other assumptions used for the valuations are: risk free rate of return of 2.72%; annual dividend yield of 1.4%; and volatility of 35%. The resulting values are reduced by 7.8% to reflect HP's experience with forfeitures.

(5)
On February 8, 2005, Ms. Fiorina terminated as Chairman and Chief Executive Officer and resigned as a director, and her options vested, with a one-year post-termination exercise period.

(6)
In fiscal 2005 Mr. Zitzner retired, and his options vested, with a three-year post-termination exercise period.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

        The following table provides information on option exercises with respect to HP common stock in fiscal 2004 by each of the named executive officers and the values of each of such officer's unexercised options at October 31, 2004. There were no stock appreciation rights for the named executive officers exercised or outstanding.

			Number of Securities Underlying Unexercised Options At Fiscal Year-End(2)		Value of Unexercised In-The-Money Options At Fiscal Year-End(3)
Name	Shares Acquired on Exercise	Value Realized(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert P. Wayman	0	$0	1,586,984	812,700	$330,226	$655,875
Vyomesh I. Joshi	100,000	549,000	710,570	942,700	72,875	1,093,125
Ann M. Livermore	11,262	90,997	1,673,506	1,012,700	252,105	655,875
Carleton S. Fiorina(4)	0	0	4,165,652	1,900,200	510,125	1,530,375
Duane E. Zitzner(5)	17,916	86,096	1,868,042	712,700	218,625	655,875

(1)
The value realized is based upon the difference between the market price of the shares purchased on the exercise date and the exercise price times the number of shares covered by the exercised option.

(2)
All of the unvested portions of these options vest in connection with certain terminations of employment, including termination due to death, disability, or retirement. In addition, HP's policy generally has been to accelerate vesting in the event of involuntary termination.

(3)
The value of unexercised options is based upon the difference between the exercise price and the closing market price on October 29, 2004, which was $18.66.

(4)
On February 8, 2005, Ms. Fiorina terminated as Chairman and Chief Executive Officer and resigned as a director, and her options vested, with a one-year post-termination exercise period.

(5)
In fiscal 2005 Mr. Zitzner retired, and his options vested, with a three-year post-termination exercise period.

LONG-TERM INCENTIVE PLANS—AWARDS IN LAST FISCAL YEAR

        In May 2004, the HR and Compensation Committee granted awards under the Long-Term Performance Cash Program (the "LTPC Program") to selected senior managers, including the named executive officers. The LTPC Program was established in fiscal 2003 to drive value creation and operational efficiency through balance sheet and total stockholder return ("TSR") performance measures, to retain top-performing and critical employees, and to reward senior managers for exceptional performance. The LTPC Program also is designed to reduce HP's use of option grants for senior executives and, therefore, HP's dilution levels. The total target long-term incentive amount for each program participant is split between options and long-term performance cash, as follows. First, a target number of option equivalents for each participant is determined. Fifty percent (for executive officers and other higher level participants) or two-thirds (for remaining participants) of this target amount is then granted to the participant in the form of options, and the remaining value (as determined in accordance with a modified Black-Scholes valuation model) is used as the target long-term performance cash payout amount under the LTPC Program for such participant. Awards to the named executive officers under the LTPC Program were granted pursuant to the Hewlett-Packard Company 2004 Stock Incentive Plan, which has been approved by HP stockholders.

        The targeted long-term performance cash award amount for each participant was divided approximately into thirds corresponding to the three-year performance period of the LTPC Program (33% in the first and second years, 34% in the third). Annual milestones are set based on the performance metric of cash flow from operations as a percentage of revenue. At the end of each year, if HP achieves a threshold level of performance, a percentage will be applied to each participant's targeted cash amount and banked on the participant's behalf. The percentage to be applied to each participant's targeted cash amount ranges from 0% to 150% based upon the extent to which performance goals are achieved. Interest, using the applicable federal rates determined by the Internal Revenue Service (the "IRS"), will be applied to banked amounts. If HP does not achieve a certain threshold level of performance for the year, the percentage applied will be zero.

        At the end of the three-year performance period, the total banked amounts, if any, will be adjusted by applying a modifier based on HP's TSR (which includes reinvestment of dividends) relative to the TSR for the S&P 500 for the three-year performance period. The modifier to be applied to each participant's total banked amount ranges from 0% to 200%. If HP does not achieve a certain threshold TSR relative to the TSR for the S&P 500, then the modifier will be zero, and any banked amounts held by then current participants will be forfeited. The ultimate payout under this program is dependent on HP's TSR relative to the TSR of the S&P 500 over the three-year performance period, and therefore, payouts, if any, generally will occur at the end of such three-year period.

        If cash flow from operations as a percentage of revenue is below the threshold, no amounts will be banked for the year. Similarly, if TSR thresholds are not achieved for the three-year performance period, any banked amounts held by then current participants at the end of the period will be forfeited. To achieve a modifier above 100%, HP's TSR must exceed the median of the TSR for the S&P 500 over the three-year performance period, and, to achieve the maximum payout, HP's TSR must significantly exceed the median for S&P 500 companies.

        Notwithstanding the foregoing, if a participant is no longer employed by HP due to involuntary termination, disability, retirement or death, targeted awards are paid subject to certain adjustments. In the event of voluntary terminations, any banked amounts will be forfeited and no payment is made.

        Because the amount of an executive's LTPC Program bonus is dependent upon the satisfaction of annual cash flow and three-year TSR objectives, the exact amount of the payout (if any) to an executive under the program cannot be determined at this time. The following table describes the hypothetical amounts that would be payable to named executive officers, excluding accrued interest, under LTCP

Program awards granted during fiscal 2004, assuming that threshold, target and maximum levels of both cash flow and TSR performance metrics are met.

Long-Term Incentive Plans—Awards In Last Fiscal Year

		Hypothetical Estimated Future Payouts Under Non-Stock Price-Based Plans (Cash)
	Performance Or Other Period Until Maturation Or Payout
Name		Below Threshold Value	Threshold Value	Target Value	Hypothetical Maximum Value
Robert P. Wayman	3 years	$0	$644,014	$2,576,057	$7,728,171
Vyomesh I. Joshi	3 years	0	644,014	2,576,057	7,728,171
Ann M. Livermore	3 years	0	1,073,357	4,293,428	12,880,284
Carleton S. Fiorina(1)	3 years	0	1,502,700	6,010,800	18,032,400
Duane E. Zitzner(2)	3 years	0	429,343	1,717,371	5,152,113
(1)
Ms. Fiorina terminated as Chairman and Chief Executive Officer and resigned as a director on February 8, 2005.

(2)
Mr. Zitzner retired in fiscal 2005.

EQUITY COMPENSATION PLAN INFORMATION

        The following table summarizes our equity compensation plan information as of October 31, 2004. Information is included for equity compensation plans approved by HP stockholders and equity compensation plans not approved by HP stockholders. In the case of equity compensation plans not approved by HP stockholders, many of the plans (including the equity compensation plans available to directors, officers and employees of Compaq, which HP acquired in fiscal 2002) were approved by stockholders of companies acquired by HP, as described in footnote (6) below. The table does not include the additional shares that may be issuable pursuant to the proposed amendment adding 75 million shares to the Share Ownership Plan that is the subject of Proposal No. 3 of this proxy statement.

Plan Category	Common shares to be issued upon exercise of outstanding options, warrants and rights(1)		Weighted-average exercise price of outstanding options, warrants and rights(2)	Common shares available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by HP stockholders	342,553,847	(3)	$28.6486	228,430,704	(4)(5)
Equity compensation plans not approved by HP stockholders	203,309,352	(6)(7)(8)	$32.5655	29,123,064	(9)

Totals:	545,863,199		$30.1073	257,553,768

(1)
This column does not reflect options assumed in acquisitions where the plans governing the options will not be used for future awards.

(2)
This column does not reflect the exercise price of shares underlying the assumed options referred to in footnote (1) of this table or the purchase price of shares to be purchased pursuant to the Share Ownership Plan or the Hewlett-Packard Company Employee Stock Purchase Plan.

(3)
Includes options to purchase shares outstanding under the Hewlett-Packard Company 2000 Stock Plan, the Hewlett-Packard Company 1995 Incentive Stock Plan, the Hewlett-Packard Company 1990 Incentive Stock Plan, the Hewlett-Packard Company 1997 Director Stock Plan and the 1987 Hewlett-Packard Company Director Option Plan.

(4)
Includes shares available for future issuance under Hewlett-Packard Company 2004 Stock Incentive Plan, the Hewlett-Packard Company 2000 Stock Plan, the Hewlett-Packard 1995 Incentive Stock Plan, the Hewlett-Packard Company 1997 Director Stock Plan, the Share Ownership Plan, the Hewlett-Packard Company Employee Stock Purchase Plan and the Hewlett-Packard Company Service Anniversary Award Plan.

  As of October 31, 2004, 26,405,592 shares were available under the Share Ownership Plan, 2,725,611 shares were available under the Hewlett-Packard Company Employee Stock Purchase Plan and 1,531,820 shares were available under the Hewlett-Packard Company Service Anniversary Award Plan. The balance is available for option grants under our other stockholder-approved equity compensation plans.

(5)
In addition to options, the Hewlett-Packard Company 2004 Stock Incentive Plan and the Hewlett-Packard Company 2000 Stock Plan provide for the award of cash and stock. The Hewlett-Packard Company 2004 Stock Incentive Plan provides for a maximum of 100,000,000 shares for stock awards, and 100,000,000 shares remain available for such stock awards. The Hewlett-Packard Company 2000 Stock Plan provides for a maximum of 20,000,000 shares for stock awards, and 17,954,619 shares remain available for such stock awards. The Hewlett-Packard Company 1995 Incentive Stock Plan also provides for the award of cash and stock. There is no limit on the number of shares that can be allocated as awards other than options.

(6)
As of October 31, 2004, individual options to purchase a total of 5,437,869 shares had been assumed in connection with acquisition transactions by HP, at a weighted average exercise price of $14.3291. These options were issued under the plans listed below, which have not been approved by HP stockholders: the Compaq Computer Corporation 1985 Executive and Key Employee Stock Option Plan, the Compaq Computer Corporation 1985 Nonqualified Stock Option Plan, the Compaq Computer Corporation 1985 Stock Option Plan, the Compaq Computer Corporation 1987 Nonqualified Stock Option Plan for Non-employee Directors, the Compaq Computer Corporation 1998 Former Non-Employee Replacement Option Plan (Digital), the VeriFone, Inc. Amended and Restated 1987 Supplemental Stock Option Plan, the 1992 Amended and Restated VeriFone Directors Stock Option Plan, the VeriFone, Inc. Amended and Restated Incentive Stock Option Plan, the 1995 Convex Stock Option Conversion Plan, the StorageApps Inc. 2000 Stock Incentive Plan, the Flexible Stock Incentive Plan of Indigo N.V. ("Indigo"), the Indigo N.V. 1996 International Flexible Stock Incentive Plan, the Consera Software Corporation 2002 Stock Plan, the TruLogica, Inc. 2003 Stock Plan, the Digital Equipment (India) Limited 1999 Stock Option Plan, the Digital GlobalSoft Limited 2001 Stock Option Plan, the Novadigm, Inc. 1992 Stock Option Plan, the Novadigm, Inc. 1999 Nonstatutory Stock Option Plan, and the Novadigm, Inc. 2000 Stock Option Plan. These options are not reflected in the table above. In connection with the Compaq acquisition, HP also assumed stock options to purchase 189,750 shares of HP common stock at a price of $35.97 and 189,750 shares of HP common stock at a price of $37.46 granted to former Compaq directors in April 1999. These options were not issued under any of the plans listed above and are not reflected in the table above. In connection with the Indigo acquisition, HP also assumed stock options covering 1,876 shares at a price of $17.96 granted to former Indigo employees under the Indigo plans noted above. These shares are not registered and are not reflected in the table above. While the Compaq plans listed above have not been approved by HP stockholders, they were approved by Compaq stockholders when the plans were initially implemented. Prior to the applicable acquisition by HP, stockholders of the acquired companies also approved the following plans: the StorageApps Inc. 2000 Stock Incentive Plan, the Flexible Stock Incentive Plan of Indigo N.V., the Indigo N.V. 1996 International Flexible Stock Incentive Plan, the 1992 Amended and Restated VeriFone Directors Stock Option Plan, the VeriFone Inc. Amended and Restated 1987 Supplemental Stock Option Plan, the Consera Software Corporation 2002 Stock Plan, the TruLogica, Inc. 2003 Stock Plan, the Digital Equipment (India) Limited 1999 Stock Option Plan, the Digital GlobalSoft Limited 2001 Stock Option Plan, the Novadigm, Inc. 1992 Stock Option Plan, and the Novadigm, Inc. 2000 Stock Option Plan.

  HP has assumed and intends to continue issuing awards in accordance with applicable stock exchange listing standards under the following plans, which have not been approved by HP stockholders, but were approved by Compaq stockholders: the Compaq Computer Corporation 1989 Equity Incentive Plan, the Compaq Computer Corporation 1995 Equity Incentive Plan, the Compaq Computer Corporation 1998 Stock Option Plan and the Compaq Computer Corporation 2001 Stock Option Plan. Exercisable options issued under these plans are reflected in this column.

  This figure also includes the individual option grants to Stone Yamashita described below under "Individual Arrangements."

(7)
The table does not include 85,069 shares of HP common stock that may be distributed to participants under the Hewlett-Packard Company Executive Deferred Compensation Plan (the "EDCP"). While the EDCP does not provide a stock fund as a current hypothetical investment option, this plan includes a frozen stock fund investment option that was offered under the Compaq Computer Corporation Deferred Compensation and Supplemental Savings Plan; the plans were merged effective January 1, 2004. Participants are no longer allowed to invest in additional shares of HP common stock under this plan. These shares are not included in calculating the weighted-average exercise price set forth in column (b).

(8)
Includes stock appreciation rights with respect to 1,433,417 shares of HP common stock assumed in connection with the Compaq acquisition.

(9)
Includes 29,123,064 shares available for option grants under the Compaq Computer Corporation 1989 Equity Incentive Plan, the Compaq Computer Corporation 1995 Equity Incentive Plan, the Compaq Computer Corporation 1998 Stock Option Plan and the Compaq Computer Corporation 2001 Stock Option Plan. HP assumed these plans in connection with the Compaq acquisition, and they have not been approved by HP stockholders.

Material Features of Plans Not Approved by Stockholders

        HP assumed the Compaq Computer Corporation 1989 Equity Incentive Plan, the Compaq Computer Corporation 1995 Equity Incentive Plan, the Compaq Computer Corporation 1998 Stock Option Plan and the Compaq Computer Corporation 2001 Stock Option Plan in connection with the Compaq acquisition. These plans are administered by the HR and Compensation Committee of the Board. While the plans originally provided for a variety of awards, including non-qualified stock options, qualified stock options, stock appreciation rights, stock awards and cash, HP has amended these plans so that from July 18, 2002 only non-qualified stock options may be granted under these plans. Outstanding non-stock option awards, e.g., stock appreciation rights, will remain outstanding until they are exercised or expire pursuant to their original terms and conditions. Generally, options granted under these plans have grant prices equal to the fair market value of the stock on the grant date. These plans allow the HR and Compensation Committee to specify the conditions of the awards, including but not limited to the vesting period, option period, termination provisions and transferability provisions. Pursuant to the terms of these plans, all outstanding awards granted prior to September 1, 2001 under these plans became fully vested on March 20, 2002, the date on which Compaq stockholders approved the acquisition by HP. Vesting did not accelerate for awards granted on or after September 1, 2001, and those awards typically vest monthly over a 48-month period. Generally, awards may be exercised for the full life of the award if a participant's employment is terminated due to death, disability, or retirement. If a participant's employment is terminated other than due to death, disability, or retirement, the vested portion of his or her award may be exercised for up to one year (not to exceed the original term of the award) after his termination of employment. These plans will expire when there are no shares available for future grants. A total of 15,493,838, 11,968,568, 604,738 and 1,055,920 shares remain available for grants under the Compaq Computer Corporation 1989 Equity Incentive Plan, the Compaq Computer Corporation 1995 Equity Incentive Plan, the Compaq Computer Corporation 1998 Stock Option Plan and under the Compaq Computer Corporation 2001 Stock Option Plan, respectively.

Individual Arrangements

        On March 7, 1999, HP issued Stone Yamashita an option to purchase 80,000 shares of HP common stock (as adjusted to reflect HP's subsequent two-for-one stock split) at a split-adjusted exercise price of $34.5150, all of which are fully vested and expire on March 7, 2009, unless sooner terminated or cancelled in accordance with the terms of the agreements between HP and Stone Yamashita.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
AND CHANGE-IN-CONTROL ARRANGEMENTS

HP Severance Policy for Senior Executives

        Under the HP Severance Policy, which the Board adopted in July 2003, HP will seek stockholder approval for future severance agreements, if any, with senior executives that provide specified benefits in an amount exceeding 2.99 times the sum of the executive's current annual base salary plus annual target cash bonus, in each case as in effect immediately prior to the time of such executive's termination. In implementing the HP Severance Policy, the Board may elect to seek stockholder approval after the material terms of the relevant severance agreement are agreed upon. Senior executives subject to the HP Severance Policy are HP's executive officers for purposes of Section 16 of the Securities Exchange Act of 1934, as amended ("Senior Executives").

        For purposes of determining the amounts subject to the HP Severance Policy, benefits subject to the limit generally include cash separation payments that directly relate to salary and bonus and extraordinary benefits that are not available to groups of employees other than the Senior Executives upon termination of employment. However, benefits that have been earned or accrued, as well as prorated bonuses, accelerated stock or option vesting and other benefits that are consistent with HP practices applicable to employees other than the Senior Executives, are not counted against the limit. In particular, benefits subject to the HP Severance Policy include: (a) separation payments based on a multiplier of salary plus target bonus, or cash amounts payable for the uncompleted portion of employment agreements; (b) any gross-up payments made in connection with severance, retirement or similar payments, including any gross-up payments with respect to excess parachute payments under Section 280G of the Code; (c) the value of any service period credited to a Senior Executive in excess of the period of service actually provided by such Senior Executive for purposes of any employee benefit plan; (d) the value of benefits and perquisites that are inconsistent with HP practices applicable to one or more groups of employees in addition to, or other than, the Senior Executives ("Company Practices"); and (e) the value of any accelerated vesting of any stock options, stock appreciation rights, restricted stock or long-term cash incentives that is inconsistent with Company Practices. The following benefits are not subject to the Severance Policy, either because they have been previously earned or accrued by the employee or because they are consistent with Company Practices: (a) compensation and benefits earned, accrued, deferred or otherwise provided for employment services rendered on or prior to the date of termination of employment pursuant to bonus, retirement, deferred compensation or other benefit plans, e.g., 401(k) plan distributions, payments pursuant to retirement plans, distributions under deferred compensation plans or payments for accrued benefits such as unused vacation days, and any amounts earned with respect to such compensation and benefits in accordance with the terms of the applicable plan; (b) payments of prorated portions of bonuses or prorated long-term incentive payments that are consistent with Company Practices; (c) acceleration of the vesting of stock options, stock appreciation rights, restricted stock or long-term cash incentives that is consistent with Company Practices; (d) payments or benefits required to be provided by law; and (e) benefits and perquisites provided in accordance with the terms of any benefit plan, program or arrangement sponsored by HP or its affiliates that are consistent with Company Practices.

        For purposes of the HP Severance Policy, future severance agreements include any severance agreements or employment agreements containing severance provisions that HP may enter into after the adoption of the HP Severance Policy by the Board and agreements renewing, modifying or extending such agreements. Future severance agreements do not include retirement plans, deferred compensation plans, early retirement plans, workforce restructuring plans, retention plans in connection with extraordinary transactions or similar plans or agreements entered into in connection with any of the foregoing, provided that such plans or agreements are applicable to one or more groups of employees in addition to the Senior Executives.

HP Severance Program for Senior Executives

        In October 2003, the HR and Compensation Committee adopted a severance program for Senior Executives (or persons who were Senior Executives of HP within 90 days of termination of HP employment) that provides a lump-sum severance payment upon a qualifying termination that is a multiple of annual base salary and target cash bonus, as in effect prior to employment termination. The multiple used is 2.5 times for the position of Chief Executive Officer, two times for Executive Vice Presidents, 1.5 times for Senior Vice Presidents, and one time for Vice Presidents. Any payments under the severance program will be reduced by any cash severance benefit payable to the participant under any other HP plan, program or agreement, including cash amounts payable for the uncompleted portion of employment agreements and prorated cash bonuses under the applicable short-term bonus plan.

        A participant will be deemed to have incurred a qualifying termination for purposes of this program if he or she is involuntarily terminated without cause (as defined below) and executes a full release of claims, in a form satisfactory to HP, promptly following termination. For purposes of the program, cause means a participant's material neglect (other than as a result of illness or disability) of his or her duties or responsibilities to HP or conduct (including action or failure to act) that is not in the best interest of, or is injurious to, HP.

        This severance program is consistent with the HP Severance Policy because the payments provided for under the program do not exceed 2.99 times the sum of the Senior Executive's base salary plus bonus as in effect immediately prior to separation from employment.

Carleton S. Fiorina Severance Agreement and Release

        HP entered into a Severance Agreement and Release (together, the "Agreement"), dated February 8, 2005, with Carleton S. Fiorina, who terminated as HP's Chairman and Chief Executive Officer and resigned as a director of HP on February 8, 2005. Pursuant to the Agreement, and in accordance with the terms of the HP Severance Program for Senior Executives adopted in 2003 (as described above), HP will make a cash payment of $14,000,000 to Ms. Fiorina, which represents 2.5 times her base salary and targeted annual cash bonus. This amount will be payable six months after the date of the Agreement, together with interest at an annual rate of 2.78%. In addition, Ms. Fiorina will receive a payout of $5,880,000, which represents Ms. Fiorina's award for the 2003-2004 program year of the LTPC Program, and a payout of $1,502,700, which represents a prorated amount of Ms. Fiorina's award for the 2004-2005 program year of the LTPC Program, in each case calculated to reflect cash flow and TSR performance metrics established under the LTPC Program with respect to each program year at target. Ms. Fiorina's outstanding options to purchase 6,065,852 shares of HP common stock with a weighted average exercise price of $35.73 as of the date of the Agreement vested, with a one-year post-termination exercise period. Ms. Fiorina will receive $50,000 for financial counseling, legal and outplacement services. Ms. Fiorina also will be permitted to keep her personal computer equipment and receive technical support for a three-month period, will receive administrative support for a six-month period, and will receive maintenance of home security for a one-year period. Ms. Fiorina will receive a cash payment for the balance of her unused vacation time. Ms. Fiorina retained her vested rights under qualified HP retirement plans and under an HP excess benefit plan, and will be eligible for HP's continued group medical coverage through the Consolidated Omnibus Budget Reconciliation Act of 1995 (COBRA), for up to 18 months. Cash amounts payable as described above will be reduced by applicable witholding taxes. Pursuant to the Agreement, Ms. Fiorina provided HP and affiliates a general liability release and indemnification. The Agreement is subject to a seven calendar day revocation right on the part of Ms. Fiorina and, assuming no revocation, the Agreement will become effective on February 15, 2005.

HP Retirement Arrangements

        Upon retirement, all HP employees, including the named executive officers, generally receive full vesting of options granted under HP stock plans with a three-year post-retirement exercise period. Restricted stock continues to vest in accordance with its normal vesting schedule, subject to certain restrictions. Targeted cash amounts, if any, are paid at a prorated rate to participants in the LTPC Program, and bonuses, if any, under the Executive PfR Plan are also paid at a prorated rate. In accordance with the American Jobs Creation Act of 2004, certain amounts payable upon retirement to named executive officers and other key employees from covered plans are not paid out for at least six months following termination of employment.

PENSION PLAN

        The following table shows the estimated annual benefits payable upon retirement to HP employees in the United States under the Hewlett-Packard Company Retirement Plan (the "Retirement Plan") and the Hewlett-Packard Company Excess Benefit Retirement Plan (the "Excess Benefit Plan").

Estimated Annual Retirement Benefits(1)(2)

Highest Five-Year Average Compensation	Years of Service
	5	10	15	20	25	30
$400,000	$28,613	$57,226	$85,839	$114,452	$143,065	$171,678
500,000	36,113	72,226	108,339	144,452	180,565	216,678
600,000	43,613	87,226	130,839	174,452	218,065	261,678
700,000	51,113	102,226	153,339	204,452	255,565	306,678
800,000	58,613	117,226	175,839	234,452	293,065	351,678
900,000	66,113	132,226	198,339	264,452	330,565	396,678
1,000,000	73,613	147,226	220,839	294,452	368,065	441,678
1,100,000	81,113	162,226	243,339	324,452	405,565	486,678
1,200,000	88,613	177,226	265,839	354,452	443,065	531,678
1,300,000	96,113	192,226	288,339	384,452	480,565	576,678
1,400,000	103,613	207,226	310,839	414,452	518,065	621,678
1,500,000	111,113	222,226	333,339	444,452	555,565	666,678
1,600,000	118,613	237,226	355,839	474,452	593,065	711,678
1,700,000	126,113	252,226	378,339	504,452	630,565	756,678
1,800,000	133,613	267,226	400,839	534,452	668,065	801,678
1,900,000	141,113	282,226	423,339	564,452	705,565	846,678
2,000,000	148,613	297,226	445,839	594,452	743,065	891,678
2,100,000	156,113	312,226	468,339	624,452	780,565	936,678
2,200,000	163,613	327,226	490,839	654,452	818,065	981,678
2,300,000	171,113	342,226	513,339	684,452	855,565	1,026,678
2,400,000	178,613	357,226	535,839	714,452	893,065	1,071,678
2,500,000	186,113	372,226	558,339	744,452	930,565	1,116,678
2,600,000	193,613	387,226	580,839	774,452	968,065	1,161,678
2,700,000	201,113	402,226	603,339	804,452	1,005,565	1,206,678
2,800,000	208,613	417,226	625,839	834,452	1,043,065	1,251,678
2,900,000	216,113	432,226	648,339	864,452	1,080,565	1,296,678
3,000,000	223,613	447,226	670,839	894,452	1,118,065	1,341,678
3,100,000	231,113	462,226	693,339	924,452	1,155,565	1,386,678
3,200,000	238,613	477,226	715,839	954,452	1,193,065	1,431,678
3,300,000	246,113	492,226	738,339	984,452	1,230,565	1,476,678
3,400,000	253,613	507,226	760,839	1,014,452	1,268,065	1,521,678
3,500,000	261,113	522,226	783,339	1,044,452	1,305,565	1,566,678
3,600,000	268,613	537,226	805,839	1,074,452	1,343,065	1,611,678
3,700,000	276,113	552,226	828,339	1,104,452	1,380,565	1,656,678
3,800,000	283,613	567,226	850,839	1,134,452	1,418,065	1,701,678
3,900,000	291,113	582,226	873,339	1,164,452	1,455,565	1,746,678
4,000,000	298,613	597,226	895,839	1,194,452	1,493,065	1,791,678

(1)
Amounts exceeding $165,000 for the plan year from November 1, 2004 to October 31, 2005 and $170,000 for the plan year from November 1, 2005 to October 31, 2006 (as adjusted from time to time by the IRS) would be paid pursuant to the Excess Benefit Plan.

(2)
No more than $205,000 for the plan year from November 1, 2004 to October 31, 2005 and $215,000 for the plan year from November 1, 2005 to October 31, 2006 (as adjusted from time to time by the IRS) of cash compensation may be taken into account in calculating benefits payable under the Retirement Plan.

        The covered compensation under the plans described above for each of the named executive officers is the highest five-year average of the amounts shown in the "Salary" column of the Summary Compensation table and amounts paid pursuant to the Executive PfR Plan as shown in the "Bonus" column of the Summary Compensation table.

        The Retirement Plan is a traditional defined benefit pension plan under which benefits are earned based on years of service and final average pay, reduced by a portion of Social Security earnings; the Retirement Plan generally applies to employees hired by HP before 2003. Employees hired on and after January 1, 2003 participate in the Hewlett-Packard Company Cash Account Pension Plan. The named executive officers all participate or participated, as applicable, in the Retirement Plan.

        For participants employed by HP prior to 1993, benefits under the Retirement Plan with respect to periods prior to 1993 may be reduced or even eliminated based upon benefits earned under the Hewlett-Packard Company Deferred Profit Sharing Plan (the "DPSP"). The DPSP is a defined contribution plan last funded with contributions from HP in 1993; these amounts are held and invested in a separate account under the HP Master Trust. A participant's benefit under the DPSP consists of contributions made by HP on his or her behalf as of 1993, plus the actual investment earnings (gains or losses) on such amounts. Together, the Retirement Plan and the DPSP constitute a "floor-offset arrangement" for periods prior to 1993. This type of arrangement provides a minimum guaranteed retirement benefit (the "floor"), offset by amounts held under the DPSP. If a participant's benefit under the DPSP exceeds his or her benefit from the Retirement Plan for years prior to 1993, no amount is payable from the Retirement Plan with respect to that period of service. Due to the level of benefits paid under the Retirement Plan, as well as the generally favorable investment experience under the DPSP, many participants will receive only DPSP benefits (and no benefits from the Retirement Plan) for periods prior to 1993.

        Because a participant's DPSP benefit is determined by the actual investment returns of underlying assets, it is not possible to determine the amount of a DPSP benefit at any future time.

        Benefits not payable under the Retirement Plan due to IRS limits are paid from the Excess Benefit Plan. When a participant commences benefits under the Retirement Plan, an account is created for him or her under the Excess Benefit Plan in the amount of benefits due. This account then is credited with investment earnings (gains and losses) according to the investment return under the DPSP, until such amounts are paid to the participant. For periods prior to 1993, the DPSP benefit also may offset some or all of the benefits otherwise payable from the Excess Benefit Plan.

        Named executive officers named in the Summary Compensation table were credited with the following years of service: Mr. Wayman, 35 years; Mr. Joshi, 24 years; Ms. Livermore, 22 years; Ms. Fiorina, five years; and Mr. Zitzner, 15 years.

        Retirement benefits shown are payable at age 65 in the form of a single life annuity, a joint annuity, or a lump sum to the employee, based on the employee's election and reflect the maximum offset allowance currently in effect under Section 401(l) of the Code to compute the offset for such benefits under the plans. For purposes of calculating the benefit, an employee may not be credited with more than 30 years of service.

REPORT OF THE HR AND COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

                 HP's executive compensation program is administered by the HR and Compensation Committee of the Board of Directors (the "Committee"). The Committee is composed entirely of independent directors.

        The Committee is responsible for compensation of HP's executive officers, recommending director compensation and providing strategic direction for HP's Total Rewards compensation and benefits structure, as well as HP's human resources programs. The specific duties and responsibilities of the Committee are described above under "Board Structure and Committee Composition—HR and Compensation Committee" and in the charter of the HR and Compensation Committee, which is included as Appendix B hereto and also is available on HP's website at http://www.hp.com/hpinfo/investor/structure.html.

        The Committee met seven times during fiscal 2004. The Committee's regularly scheduled meetings typically last several hours, and all Committee members are actively engaged in the review of matters presented. The Committee selects and engages outside compensation consultants and other experts for survey data and other information as it deems appropriate, and utilizes outside consultants from time to time during the year.

        The Committee has furnished the following report on executive compensation for fiscal 2004.

Executive Compensation Philosophy

        A few simple principles are the foundation of our Total Rewards compensation and benefits program. Because employees are the key to our success, we believe in providing market-competitive compensation and benefits that will enable us to attract and retain a talented, diverse workforce, which helps us maintain a critical advantage in our competitive marketplace. In addition, our philosophy is that employees should have the opportunity for ownership and share in the value they help create. We also believe that rewards should be proportional to each employee's contribution to our success.

        Our Total Rewards philosophy emphasizes each individual's responsibility for high achievement and provides a strong link between pay and performance on both an individual and company level.

Executive Compensation Practices

        Each year, we survey the executive compensation practices of our technology and general industry peer groups, as well as our "blended peer" group,1 which combines our technology and general industry peers. Our practice is to target our Total Rewards program for executive compensation at approximately the median percentile of total rewards provided by our blended peer group. Based upon review of the compensation arrangements discussed below, blended peer group compensation levels and our assessments of individual and corporate performance, we believe that the value and design of our executive compensation program is appropriate.

1
The blended peer group used for executive compensation purposes, which benchmarks executive compensation against companies with which HP competes in the market for executive talent, differs from the peer group used in the stock performance graphs on page 48, which is determined in accordance with Securities and Exchange Commission regulations.

Components of Executive Compensation

Base Pay

        Base pay is baseline cash compensation and is determined by the competitive market and individual performance. In general, base pay for each employee, including executive officers, is established each year based on (1) a compensation range which corresponds to the individual's job responsibilities, and (2) the individual's overall individual job performance.

Short-term Bonus/Variable Pay

        Our short-term bonus/variable pay programs focus on matching rewards with results through financial and customer metrics, as described below. Executive officers are eligible to participate in the Executive Pay-for-Results Plan (the "Executive PfR Plan"). We have three principal variable pay plans (excluding sales incentive plans):

  •
  Executive PfR Plan (which in fiscal 2004 applied to the named executive officers and other executives)

  •
  Pay-for-Results Short-Term Bonus Plan (for high-level, non-sales managers and individual contributors)

  •
  Company Performance Bonus (which applies to all eligible employees except those participating in another variable pay plan)

        The philosophy of our variable pay program is simple: a basic reward for reaching minimum expectations, and an upside for reaching HP's aspirational goals. The variable pay plans link HP's semi-annual performance directly to compensation and encourage employees to make significant contributions toward top-line revenue and bottom-line net profit. The performance metrics for the Executive PfR Plan participants during fiscal 2004 were weighted as follows: 40% based on revenue, 40% based on net profit and 20% based on total customer experience. The variable pay plans measure company performance for each metric at three levels of performance (threshold, target and aspiration), each of which is tied to a specific level of reward. Once the funding for each metric was determined based on the results for the semi-annual performance period during fiscal 2004, the revenue and TCE amounts were subject to a net profit modifier, which was designed to reduce or increase such amounts depending upon the extent to which net profit goals were met.

        Under the Executive PfR Plan in fiscal 2004, a portion of the executive's targeted cash compensation was placed "at risk" dependent upon HP results. The targeted short-term bonus amount for the named executive officers ranged from 125% to 300% of base salary. Depending upon the achievement of pre-determined performance metrics, we award executives between 0% and 300% of the targeted short-term bonus under this plan. The variable pay plans pay out semi-annually when, and if, performance goals are achieved. Based upon performance measured against pre-established goals, HP paid bonuses for the first semi-annual period covering the first and second quarters of fiscal 2004. No payments were made under this plan for the second semi-annual period of fiscal 2004.

        The Committee also periodically considers bonuses outside of the variable pay plans, based on both individual and corporate performance. The Committee paid a bonus outside of the variable pay plans to all employees, including each of the named executive officers, for HP's performance in the fourth quarter of fiscal 2004.

Long-term Incentive Programs

        HP's long-term incentive programs are designed to encourage creation of long-term value for our stockholders, employee retention and equity ownership. The programs consist of stock option grants, a long-term performance cash program (the "LTPC Program"), an employee stock purchase program and restricted stock awards. For fiscal 2004, our executive officers received a mix of options and long-term cash, determined as follows. First, a target number of options for each executive officer was determined. Fifty percent of those options were then granted to the named executive officer, and the remaining value (as determined in accordance with a modified Black-Scholes valuation model) was used as the target LTPC payout amount under the LTPC program for such executive. HP utilized the LTPC Program during fiscal 2004 in part to address dilution levels.

        Fiscal 2004 stock option grants to executive officers and other employees were made under HP's 1995 Incentive Stock Plan and 2000 Stock Plan. Each grant allows the executive officer to acquire shares of HP's common stock, subject to the completion of a four-year vesting period (25% vesting each year). These shares may be acquired at a fixed price per share (the fair market value on the grant date) and have an eight-year term.

        The LTPC Program, which the Committee approved in May 2003, is designed to drive value creation and operational results through its use of balance sheet and total stockholder return ("TSR") performance measures. Each participant in the LTPC Program receives a targeted long-term incentive amount. Annual milestones relating to HP's cash flow from operations as a percentage of revenue must be met to receive a banked amount under the LTPC Program. At the end of a three-year performance period, a modifier approved at the beginning of the LTPC program will be applied to banked amounts held by then current participants as described above based on TSR relative to the TSR for the S&P 500 for the period. For a further description of the LTPC Program, see "Long-term Incentive Plans—Awards in Last Fiscal Year" on page 34.

        From time to time, we also engage in restricted stock grants to reward performance and encourage retention. In December 2003, we authorized the grant of restricted stock (or deferred cash in certain jurisdictions outside of the United States) to executive officers and other key employees who participated in the Executive PfR Plan and the Pay-for-Results Short-term Bonus Plan. The restricted stock granted to executive officers vested in one year, subject to continued employment.

Stock Ownership Guidelines

        Our stock ownership guidelines are designed to increase executives' equity stakes in HP and to align executives' interests more closely with those of our stockholders. The guidelines provide that the Chairman and CEO should attain an investment position in HP's stock equal to five times her base salary and all other executive officers should attain an investment position equal to three times their base salary. These guidelines should be achieved within five years. Shares counted toward these guidelines include:

  •
  Any shares owned outright

  •
  Shares held through the HP 401(k) Plan

  •
  Shares received under restricted stock grants

  •
  Vested but unexercised stock options (partial value is used for calculation)

        Employee ownership of HP shares also is encouraged through the Share Ownership Plan, HP's employee stock purchase plan.

Benefits

        The global benefits philosophy is that health and welfare benefits should provide employees protection from catastrophic events and should be competitive in local markets. Employees generally are responsible for managing benefit choices, balancing their own level of risk and return.

Corporate Tax Deduction on Compensation in Excess of $1 Million a Year

        Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the "Code") generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the CEO or any of the four other most highly compensated officers. Performance-based compensation arrangements may qualify for an exemption from the deduction limit if they satisfy various requirements under Section 162(m). Although HP considers the impact of this rule when developing and implementing HP's executive compensation programs, HP believes that it is important to preserve flexibility in designing compensation programs. Accordingly, HP has not adopted a policy that all compensation must qualify as deductible under Section 162(m). While HP's stock options are intended to qualify as "performance-based" (as defined in the Code), amounts paid under HP's other compensation programs may not qualify.

Compensation for the Former Chairman and Chief Executive Officer

        All aspects of the fiscal 2004 compensation of Ms. Fiorina, who terminated as Chairman and Chief Executive Officer and resigned as a director on February 8, 2005, were governed by the general principles of HP's Total Rewards program described above. We reviewed the individual components of Ms. Fiorina's Total Rewards package in order to ensure alignment of her compensation with our blended peer group and to account for organizational considerations, and made an overall assessment of her performance during our March 2004 meeting. In determining to award restricted stock in December 2003 and the discretionary bonus in December 2004 as described above, the Committee also assessed Ms. Fiorina's performance, as well as the performance of other executives and employees. The Committee also considered Ms. Fiorina's compensation in light of the compensation paid to other HP executives, and amounts previously paid to Ms. Fiorina.

Competitive Forces

        During fiscal 2004, we analyzed the total direct compensation for chief executive officers from the survey data for our blended peer group, certain technology companies and certain general industry companies of our size and complexity obtained from outside consultants. In addition, we reviewed all aspects of Ms. Fiorina's pay as described in the following paragraphs.

Base Pay

        For fiscal 2004, Ms. Fiorina's base pay remained unchanged at $1,400,000.

Short-term Bonus

        Ms. Fiorina's targeted bonus opportunity was 300% of base salary for the first and second halves of fiscal 2004.

        HP achieved objectives for the first half of fiscal 2004 that resulted in a payout to Ms. Fiorina of $1,001,910 under the Executive PfR Plan. No payout was made to Ms. Fiorina under the Executive PfR Plan for the second half of fiscal 2004 because HP's threshold performance objectives were not achieved.

        In December 2004, Ms. Fiorina was awarded a bonus outside of the Executive PfR Plan in the amount of $567,000 based on HP's performance during the fourth quarter of fiscal 2004 as further described in footnote 2 to the Summary Compensation Table on page 30.

Long-term Incentives

        In March 2004, the Committee reviewed Ms. Fiorina's performance, including her ability to provide the leadership to implement and deliver results on her vision and strategy to re-invent HP. Based on this review, the Committee determined that Ms. Fiorina should be granted a long-term incentive award of fair market value non-qualified stock options to purchase 700,000 shares of HP common stock with a vesting schedule of 25% per year. In addition, the Committee determined, based upon Ms. Fiorina's performance, to grant Ms. Fiorina a long-term incentive cash award under the LTPC Program with a target value of $6,010,800, payable upon the achievement of certain objectives over a three-year period, as further described under "Long-term Incentive Plans—Awards in Last Fiscal Year" on page 35. In December 2003, the Committee granted Ms. Fiorina 30,000 shares of restricted stock, which vested in December 2004, in connection with the grants described above under "Long-Term Incentive Programs."

Severance Arrangements

        The terms of Ms. Fiorina's severance arrangements are described under "Employment Contracts, Termination of Employment and Change-In-Control Arrangements—Carleton S. Fiorina Agreement and Release" on page 40.

        The undersigned members of the HR and Compensation Committee have submitted this Report to the Board of Directors.

HR AND COMPENSATION COMMITTEE

Lawrence T. Babbio, Jr., Chair
Robert E. Knowling, Jr.
Lucille S. Salhany

STOCK PERFORMANCE GRAPHS

        The graphs below show the cumulative total stockholder return assuming the investment of $100 on the date specified for each graph (and the reinvestment of dividends thereafter) in each of HP common stock, the S&P 500 Index, the S&P 500 Information Technology Index and HP's peer group(1).

FIVE-YEAR CUMULATIVE RETURN*
(Investment of $100 on October 31, 1999)

ONE-YEAR CUMULATIVE RETURN**
(Investment of $100 on October 31, 2003)

*
$100 invested on 10/31/99 in stock or index including reinvestment of dividends. Fiscal year ending October 31.
**
$100 invested on 10/31/03 in stock or index including reinvestment of dividends. Fiscal year ending October 31.

(1)
The stock performance graph peer group is composed of large companies that we compete with on a worldwide basis as follows: Apple Computer, Inc., Dell Inc., EDS Corporation, EMC Corporation, Gateway, Inc., IBM Corporation, Lexmark International Group Inc., Sun Microsystems, Inc. and Xerox Corporation.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

        The Audit Committee has appointed Ernst & Young LLP as HP's independent registered public accounting firm for the fiscal year ending October 31, 2005. Stockholders are being asked to ratify the appointment of Ernst & Young LLP at the annual meeting pursuant to Proposal No. 2. Representatives of Ernst & Young LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Fees Incurred by HP for Ernst & Young LLP

        The following table shows the fees paid or accrued (in millions) by HP for the audit and other services provided by Ernst & Young LLP for fiscal 2004 and 2003.

	2004	2003
Audit Fees(1)	$18.1	$21.3
Audit-Related Fees(2)	4.2	3.0
Tax Fees(3)	10.1	20.6
All Other Fees(4)	0	0.4

Total	$32.4	$45.3

        The Audit Committee has approved all of the fees above.

        The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by HP's independent registered public accounting firm and associated fees up to a maximum for any one non-audit service of $250,000, provided that the Chair shall report any decisions to pre-approve such audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting.

(1)
Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2)
Audit-related fees consisted primarily of accounting consultations, employee benefit plan audits, services related to business acquisitions and divestitures and other attestation services. For fiscal 2004, Section 404 consulting fees included herein were $0.75 million.

(3)
For fiscal 2004 and 2003, respectively, tax fees included tax compliance fees of $2.2 million and $3.9 million, and tax advice and tax planning fees of $7.9 million and $16.7 million, including expatriate tax services fees of $0.2 million and $0.8 million. Tax fees included $1.5 million and $10.7 million for fiscal 2004 and 2003, respectively, for assistance with matters related to the mergers of various HP and Compaq corporate entities throughout the world.

(4)
All other fees included principally information system security services.

REPORT OF THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

        The Audit Committee represents and assists the Board in fulfilling its responsibilities for general oversight of the integrity of HP's financial statements, HP's compliance with legal and regulatory requirements, the independent registered public accounting firm's qualifications and independence, the performance of HP's internal audit function and independent registered public accounting firm, risk assessment and risk management, oversight of investments and assets for pension plans, oversight of treasury matters, oversight of loan activities, review of HP Financial Services capitalization, review of activities of Investor Relations, and oversight of cost and funding of equity compensation plans and benefit programs. The Audit Committee manages HP's relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from HP for such advice and assistance.

        HP's management has primary responsibility for preparing HP's financial statements and HP's financial reporting process. HP's independent registered public accounting firm, Ernst & Young LLP, is responsible for expressing an opinion on the conformity of HP's audited financial statements with accounting principles generally accepted in the United States.

        In this context, the Audit Committee hereby reports as follows:

  1.
  The Audit Committee has reviewed and discussed the audited financial statements with HP's management.

  2.
  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380), as modified or supplemented.

  3.
  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committee") and has discussed with the independent registered public accounting firm its independence.

  4.
  Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in HP's Annual Report on Form 10-K for the fiscal year ended October 31, 2004, for filing with the Securities and Exchange Commission.

        The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

AUDIT COMMITTEE
Robert L. Ryan, Chair Patricia C. Dunn Dr. George A. Keyworth II Sanford M. Litvack(1)

(1)
Mr. Litvack resigned as a director on February 2, 2005.

APPENDIX A

AUDIT COMMITTEE CHARTER

  Hewlett-Packard Company Board of Directors Audit Committee Charter

        I.    Purpose and Authority

        The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Hewlett-Packard Company ("HP"):

           (a)  (i) assists the Board in fulfilling its responsibilities for general oversight of: (1) HP's financial reporting processes and the audit of HP's financial statements, including the integrity of HP's financial statements, (2) HP's compliance with legal and regulatory requirements, (3) the independent auditors' qualifications and independence, (4) the performance of HP's internal audit function and independent auditors, and (5) risk assessment and risk management;

             (ii)  prepares the report required by the proxy rules of the Securities and Exchange Commission (the "SEC") to be included in HP's annual proxy statement; and

            (iii)  has the additional duties and responsibilities set forth in Section IV below; and

           (b)  provides oversight of the finance and investment functions of HP.

        The Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties, and the Committee shall receive appropriate funding, as determined by the Committee, from HP for payment of compensation to the outside legal, accounting or other advisors employed by the Committee.

        II.    Membership and Staffing

        The Committee shall consist of at least three directors, each of whom shall be independent under applicable stock exchange listing standards, as determined by the Board. Each member of the Committee must meet the applicable stock exchange financial literacy and expertise requirements. In addition, no Committee member may have participated in the preparation of the financial statements of HP or any of HP's current subsidiaries at any time during the past three years. The Committee shall be supported by HP's Chief Financial Officer, Treasurer and Controller.

        III.    Meeting and Procedures

        The Committee shall convene at least six times each year, with additional meetings called as the Committee deems appropriate. The Committee Chair is responsible for the agenda, including input from management, staff and other Committee and Board members as appropriate. A majority of the Committee members shall be present to constitute a quorum for the transaction of the Committee's business. The Committee shall meet regularly in separate executive sessions and also in private sessions with management, the internal auditors and the independent auditors to facilitate full communication. The Committee shall be given open access to HP's internal auditors, Board Chairman, HP executives and independent auditors, as well as HP's books, records, facilities and other personnel.

        IV.    Duties and Responsibilities

        The Committee shall:

             1.  Review and reassess annually the adequacy of this charter and submit the charter for approval of the full Board. The Committee also shall conduct an annual self-evaluation of the Committee's performance and processes.

             2.  Appoint, evaluate and compensate the independent auditors, which shall report directly to the Committee, and oversee the rotation of the independent auditors' lead audit and concurring partners at least once every five years and the rotation of other audit partners at least once every seven years, with applicable time-out periods, in accordance with SEC regulations. The Committee shall determine whether to retain or, if appropriate, terminate the independent auditors. The Committee is responsible for recommending the independent auditors for approval by the shareowners, if appropriate.

             3.  Review and approve in advance the scope of the fiscal year's independent audit and the audit fee, establish policies for the independent auditors' activities and any fees beyond the core audit, approve in advance all non-audit services to be performed by the independent auditors that are not otherwise prohibited by law and associated fees, and monitor the usage and fees paid to the independent auditors. The Committee may delegate to the Chair of the Committee the authority, with agreed limits, to pre-approve non-audit services not prohibited by law to be performed by the independent auditors. The Chair shall report any decisions to pre-approve such services to the full Committee at its next meeting.

             4.  Review and discuss with the independent auditors their annual written statement delineating all relationships or services between the independent auditors and HP, or any other relationships or services that may impact their objectivity and independence.

             5.  Set clear hiring policies for employees or former employees of the independent auditors, and monitor compliance with such policies.

             6.  (a) Meet to review and discuss with management and the independent auditors HP's annual audited and quarterly financial statements, including HP's disclosures in "Management's Discussion and Analysis of Financial Condition and Results of Operations;" and (b) review with management and the independent auditors:

              (i)  the results of the independent auditors' audit and the independent auditors' opinion on the annual financial statements;

             (ii)  the independent auditors' judgments on the quality, not just the acceptability, and consistent application of HP's accounting principles, the reasonableness of significant judgments, clarity of disclosures and underlying estimates in the financial statements;

            (iii)  changes in accounting principles or application thereof, significant judgment areas, and significant and complex transactions;

            (iv)  the effectiveness and adequacy of HP's internal auditing; and

             (v)  any disagreements between management and the independent auditors, about matters that individually or in the aggregate could be significant to HP's financial statements or the independent auditors' report, and any serious difficulties the independent auditors encountered in dealing with management related to the performance of the audit and management's response.

             7.  Recommend to the Board whether the audited financial statements should be included in HP's Annual Report on Form 10-K.

             8.  Discuss earnings press releases, as well as corporate policies with respect to financial information and earnings guidance provided to analysts and ratings agencies.

             9.  At least annually, obtain from and review a report by the independent auditors describing (a) the independent auditors' internal quality control procedures, and (b) any material issues raised by the most recent internal quality-control review, or peer review, or by any governmental or professional inquiry or investigation within the preceding five years regarding any audit performed by the independent auditors, and any steps taken to deal with any such issues.

           10.  Review the adequacy and effectiveness of HP's disclosure controls and procedures.

           11.  Review the adequacy and effectiveness of HP's internal controls, including any significant deficiencies in such controls and significant changes or material weaknesses in such controls reported by the independent auditors, the internal auditors or management, and any fraud, whether or not material, that involves management or other HP employees who have a significant role in such controls.

           12.  Review the adequacy and effectiveness of HP's information security policies and the internal controls regarding information security.

           13.  Review the overall scope, qualifications, resources, activities, organizational structure and effectiveness of the internal audit function.

           14.  Approve the appointment, replacement, reassignment or dismissal of the Director of Internal Audit.

           15.  Review with management and the Director of Internal Audit the results of their review of compliance with applicable laws and regulations and HP's Standards of Business Conduct and internal audit reports, and review with management the results of its review of compliance with applicable listing standards.

           16.  Assure that procedures are established for the receipt, retention and treatment of complaints on accounting, internal accounting controls or auditing matters, as well as for confidential, anonymous submissions by HP's employees of concerns regarding questionable accounting or auditing matters and compliance with the Standards of Business Conduct.

           17.  Receive and, if appropriate, respond to attorneys' reports of evidence of material violations of securities laws and breaches of fiduciary duty and similar violations of U.S. or state law.

           18.  Review and assess risks facing HP and management's approach to addressing these risks, including significant risks or exposures relating to litigation and other proceedings and regulatory matters that may have a significant impact on HP's financial statements.

           19.  Review the results of significant investigations, examinations or reviews performed by regulatory authorities and management's response.

           20.  Review and approve all "related party transactions," as defined in applicable SEC rules.

           21.  Conduct or authorize investigations into any matters within the Committee's scope of responsibilities.

           22.  Provide oversight of the policy, strategy and results of the investment of all assets held by, and liabilities with respect to (a) HP's U.S. pension and welfare benefit plan trusts in compliance with the Employee Retirement Income Security Act of 1974, as amended, and (b) the international pension plans of HP's subsidiaries and affiliates. The Committee may delegate to one or more individuals or management committees any of the responsibilities set forth in this Section IV(22); provided, however, that any such delegation may be revoked by the Committee at any time.

           23.  Provide review or oversight regarding significant treasury matters such as capital structure, derivative policy, global liquidity, fixed income investments, borrowings, currency exposure, dividend policy, share issuance and repurchase, capital spending, and risk management identification and coverage.

           24.  Provide oversight of HP's loans, loan guarantees of third party debt and obligations and outsourcings.

           25.  Review HP Financial Services' capitalization and operations, including residual and credit management, risk concentration, and return on invested capital (ROIC).

           26.  Review the activities of Investor Relations.

           27.  Coordinate with the HR and Compensation Committee regarding the cost, funding and financial impact of equity and benefits.

           28.  Consider such other matters regarding HP's financial affairs, its controls, and the internal and independent audits of HP as the Committee, in its discretion, may determine to be advisable.

           29.  Report regularly to the Board with respect to the Committee's activities.

APPENDIX B

HR AND COMPENSATION COMMITTEE CHARTER

        I.    Purpose

        The purpose of the HR and Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Hewlett-Packard Company ("HP") is to discharge the responsibilities of the Board relating to compensation of HP's executives and directors, to produce an annual report on executive compensation for inclusion in HP's proxy statement (in accordance with applicable rules and regulations), to provide general oversight of HP's compensation structure including equity compensation plans and benefits programs, to review and provide guidance on HP's HR programs such as its global workforce programs, talent review and leadership development and best place to work initiatives, and to perform the specific duties and responsibilities set forth herein.

        II.    Membership

        The Committee shall consist of at least three members, consisting entirely of independent directors, and shall designate one member as chairperson. For purposes hereof, an "independent" director is a director who is independent, as determined by the Board, within the meaning of applicable stock exchange listing standards. Additionally, members of the Committee must qualify as "non-employee directors" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and as "outside directors" for purposes of Section 162(m) of the Internal Revenue Code. Committee members shall be appointed and may be removed by the Board of Directors upon the recommendation of the Nominating and Governance Committee.

        III.    Meetings and Procedures

        The Committee will meet as often as may be deemed necessary or appropriate, in its judgment, but in no event shall the Committee convene fewer than four times per year. The Committee may meet either in person or telephonically, and at such times and places as the Committee determines. The majority of the members of the Committee shall be present to constitute a quorum for the transaction of HP's business. The Committee shall report regularly to the full Board with respect to its activities. As a matter of practice, the Committee expects to discuss significant matters, as determined by the Committee, with the full Board prior to taking final action on such matters.

        IV.    Outside advisors

        The Committee will have the authority to retain at the expense of HP such outside compensation consultants, counsel, and other experts and advisors as it determines is appropriate to assist it in the full performance of its functions, including sole authority to retain and terminate any compensation consultant used to assist the Committee in the evaluation of director, CEO or senior executive compensation, and to approve the consultant's fees and other retention terms.

        V.    Duties and Responsibilities

          1.  Evaluate Human Resources and Compensation Strategies.  The Committee will oversee and evaluate HP's overall human resources and compensation structure, policies and programs, and assess whether these establish appropriate incentives and leadership development for management and other employees. The Committee will oversee the Company's total rewards program in order to attract and retain key talent and promote HP's best place to work initiative.

          2.  Monitor Leadership Development.  The Committee will review the leadership development process for senior management positions and ensure that appropriate compensation, incentive and other programs are in place in order to promote such development.

B-1

          3.  Set Executive Compensation.  The Committee will review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer (the "CEO") of HP, evaluate the performance of the CEO in light of those goals and objectives and approve the CEO's annual compensation levels including salary, bonus, stock options, other stock incentive awards and long-term cash incentive awards based on this evaluation. The Committee will also review and approve the annual compensation levels of other executive officers of HP, including salaries, bonuses, stock options, other stock incentive awards and long-term cash incentive awards, and evaluate the performance of the other executive officers. In addition, the Committee may, in its discretion, review and act upon management proposals to designate key employees to receive stock options and stock or other bonuses.

          4.  Approve Severance Arrangements and Other Applicable Agreements.  The Committee will review and approve severance arrangements for the CEO and other executive officers, including change-in-control provisions, plans or agreements, and, to the extent that any such agreements are entered into, employment agreements for the CEO and other executive officers.

          5.  External Reporting of Compensation Matters.  The Committee will make an annual report on executive compensation in HP's proxy statement as required by the rules of the U.S. Securities and Exchange Commission ("SEC").

          6.  Oversight of Equity-Based and Incentive Compensation Plans.  The Committee will supervise and administer HP's incentive compensation, stock option, stock appreciation rights, and service award programs and may approve, amend, modify, interpret or ratify the terms of, or terminate, any such plan to the extent that such action does not require shareowner approval; make recommendations to the Board with respect to incentive-compensation plans and equity-based plans as appropriate; provide for accelerated vesting of options, SARs and restricted stock, and determine the post-termination exercise periods for options and SARs, in connection with divestitures or otherwise; and delegate certain of such functions to the extent set forth in Section VI below.

          7.  Oversight of Employee Benefit Plans.  The Committee will monitor the effectiveness of non-equity based benefit plan offerings, in particular benefit plan offerings and perquisites pertaining to executives, and will review and approve any new material employee benefit plan or change to an existing plan that creates a material financial commitment by HP. In its discretion, the Committee may otherwise approve, amend, modify, ratify or interpret the terms of, or terminate, any non-equity based benefit plan or delegate such authority to the extent set forth in Section VI below.

          8.  Monitor Workforce Management Programs.  The Committee will monitor the effectiveness of workforce management programs that are global in scope, including global restructuring programs. The Committee will also periodically review reports in order to monitor workforce diversity and equal employment opportunity issues.

          9.  Set Director Compensation.  The Committee will review the compensation of directors for service on the Board and its committees and recommend to the Board the annual retainer and Chair fees and Board and Committee meeting fees.

          10.  Monitor Director and Executive Stock Ownership.  The Committee will monitor compliance by executive officers and directors with HP's stock ownership guidelines and periodically review such guidelines.

          11.  Perform Annual Evaluation.  The Committee will annually evaluate the performance of the Committee and the adequacy of the Committee's charter.

          12.  General.  The Committee will perform such other duties and responsibilities as are consistent with the purpose of the Committee and as the Board or the Committee deems appropriate.

        VI.    Delegations

        The Committee may delegate any of the foregoing duties and responsibilities to a subcommittee of the Committee consisting of not less than two members of the Committee. In addition, the Committee may delegate to one or more individuals the administration of equity incentive or employee benefit plans, unless otherwise prohibited by law or applicable stock exchange rules. Any such delegation may be revoked by the Committee at any time.

B-2

APPENDIX C

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

        I.    Purpose

        The purpose of the Nominating and Governance Committee (the "Committee") of the Board of Directors (the "Board") of Hewlett-Packard Company ("HP") is:

        1.     To identify individuals qualified to become Board members, consistent with criteria approved by the Board;

        2.     To oversee the organization of the Board to discharge the Board's duties and responsibilities properly and effectively;

        3.     To ensure that proper attention is given, and effective responses are made, to shareowner concerns regarding corporate governance; and

        4.     To perform such other duties and responsibilities as are enumerated in and consistent with this charter.

        II.    Membership and Procedures

          1.  Membership and Appointment.  The Committee shall consist of such number of members of the Board as shall be appointed by the Board.

          2.  Removal.  The entire Committee or any individual Committee member may be removed from office with or without cause by the affirmative vote of a majority of the Board. Any Committee member may resign upon giving oral or written notice to the Chairman of the Board, the Corporate Secretary or the Board, which resignation shall be effective at the time such notice is given (unless the notice specifies a later time for the effectiveness of such resignation). If the resignation of a Committee member is effective at a future time, the Board may elect a successor to take office when the resignation becomes effective.

          3.  Chairperson.  A chairperson of the Committee (the "Chairperson") may be designated by the Board. In the absence of such designation, the members of the Committee may designate the Chairperson by majority vote of the full Committee membership. The Chairperson shall determine the agenda, the frequency and the length of meetings and shall have unlimited access to management and information. Such Chairperson shall establish such other rules as may from time to time be necessary and proper for the conduct of the business of the Committee. The Chairperson shall preside over any executive sessions of non-management or independent directors.

          4.  Secretary.  The Committee may appoint a Secretary whose duties and responsibilities shall be to keep full and complete records of the proceedings of the Committee for the purposes of reporting Committee activities to the Board and to perform all other duties as may from time to time be assigned to him or her by the Committee, or otherwise at the direction of a Committee member. The Secretary need not be a director.

          5.  Independence.  Each member shall be independent within the meaning of any applicable law or stock exchange listing standard or rule, as determined by the Board.

          6.  Delegation.  The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more members of the Committee. Any such subcommittee, to the extent provided in the resolutions of the Committee and to the extent not limited by applicable law or stock exchange listing standard, shall have and may exercise all the powers and authority of the Committee. Each subcommittee shall have such name as may be determined from time to time by resolution adopted by the Committee. Each subcommittee shall keep regular minutes of its meetings and report the same to the Committee or the Board when required.

          7.  Authority to Retain Advisers.  In the course of its duties, the Committee shall have sole authority, at HP's expense, to engage and terminate consultants or search firms, as the Committee deems advisable, to identify Director candidates, including the sole authority to approve the consultant or search firm's fees and other retention terms.

          8.  Evaluation.  The Committee shall undertake an annual evaluation assessing its performance with respect to its purposes and its duties and tasks set forth in the charter, which evaluation shall be reported to the Board. In addition, the Committee shall lead the Board in an annual self-evaluation process, including the self-evaluation of each Board committee, and report its conclusions and any further recommendations to the Board.

        III.    Meeting and Procedures

        The Committee shall convene at least four times each year. A majority of the Committee members shall be present to constitute a quorum for the transaction of the Committee's business. The Committee shall report regularly to the full Board with respect to its activities.

        IV.    Roles and Responsibilities

        The following shall be the common recurring duties and responsibilities of the Committee in carrying out its oversight functions. These duties and responsibilities are set forth below as a guide to the Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law or stock exchange listing standard.

          1.  Board of Directors and Board Committee Composition

            (a)   Annually, the Committee shall assess the size and composition of the Board in light of the operating requirements of HP and existing attitudes and trends.

            (b)   The Committee shall develop and recommend to the Board membership qualifications for the Board and all Board committees.

            (c)   The Committee shall monitor compliance with Board and Board committee membership criteria.

            (d)   Annually, the Committee shall review and recommend Directors for continued service as required based on evolving needs of HP and existing attitudes and trends.

            (e)   The Committee shall coordinate and assist management and the Board in recruiting new members to the Board.

            (f)    Annually, the Committee and the Board shall evaluate the performance of the Chairman of the Board and CEO. To conduct this review, the chairpersons of this Committee and of the HR and Compensation Committee shall gather and consolidate input from all directors in executive session and then, based on the factors set forth in the HP's Corporate Governance Guidelines as well as such other factors as are deemed appropriate, such chairpersons shall present the results of the review to the Board and to the Chairman and CEO in a private feedback session.

            (g)   The Committee shall investigate suggestions for candidates for membership on the Board, including shareowner nominations, and shall recommend prospective directors, as required, to provide an appropriate balance of knowledge, experience and capability on the Board.

             2.  The Committee shall identify best practices and develop and recommend corporate governance principles applicable to HP.

             3.  The Committee shall review proposed changes to HP's charter or by-laws, or Board committee charters, and make recommendations to the Board.

             4.  The Committee shall assess periodically and recommend action with respect to shareowner rights plans or other shareowner protections.

             5.  The Committee shall review and approve any employee director standing for election for outside for-profit boards of directors.

             6.  The Committee shall review governance-related shareowner proposals and recommend Board responses.

             7.  The Chairperson of the Committee shall receive communications directed to non-management directors.

             8.  The Committee shall oversee the evaluation of the Board and management.

             9.  The Committee shall conduct a preliminary review of director independence and the financial literacy and expertise of Audit Committee members in order to assist the Board in its determinations relating to such matters.

           10.  The Committee shall review claims for permissive indemnification under Article VI of HP's bylaws, provided that the Committee may delegate to such employee or employees of HP as it deems appropriate such claims that: (i) are in the ordinary course of business, (ii) do not involve a material financial commitment by HP, and (iii) do not involve executive officers or directors of HP.

APPENDIX D

HEWLETT-PACKARD COMPANY
2000 EMPLOYEE STOCK PURCHASE PLAN

        1.    Purpose.

        The purpose of this Plan is to provide an opportunity for Employees of Hewlett-Packard Company (the "Corporation") and its Designated Affiliates to purchase Common Stock of the Corporation and thereby to have an additional incentive to contribute to the prosperity of the Corporation. It is the intention of the Corporation that the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended, although the Corporation makes no undertaking nor representation to maintain such qualification. In addition, this Plan document authorizes the grant of options under a non-423 Plan which do not qualify under Section 423 of the Code pursuant to rules, procedures or sub-plans adopted by the Board (or its designate) designed to achieve desired tax or other objectives.

        2.    Definitions.

          (a)   "Affiliate" shall mean any (i) Subsidiary and (ii) any other entity other than the Corporation in an unbroken chain of entities beginning with the Corporation if, at the time of the granting of the option, each of the entities, other than the last entity in the unbroken chain, owns or controls 50 percent or more of the total ownership interest in one of the other entities in such chain.

          (b)   "Board" shall mean the Board of Directors of the Corporation.

          (c)   "Code" shall mean the Internal Revenue Code of 1986, of the USA, as amended. Any reference to a section of the Code herein shall be a reference to any successor or amended section of the Code.

          (d)   "Code Section 423 Plan" shall mean an employee stock purchase plan which is designed to meet the requirements set forth in Code Section 423.

          (e)   "Committee" shall mean the committee appointed by the Board in accordance with Section 14 of the Plan.

          (f)    "Common Stock" shall mean the Common Stock of the Corporation, or any stock into which such Common Stock may be converted.

          (g)   "Compensation" shall mean an Employee's base cash compensation, commissions and shift premiums paid on account of personal services rendered by the Employee to the Corporation or a Designated Affiliate, but shall exclude payments for overtime, incentive compensation, incentive payments and bonuses, with any modifications determined by the Committee. The Committee shall have the authority to determine and approve all forms of pay to be included in the definition of Compensation and may change the definition on a prospective basis.

          (h)   "Corporation" shall mean Hewlett-Packard Company, a Delaware corporation.

          (i)    "Designated Affiliate" shall mean an Affiliate that has been designated by the Committee as eligible to participate in the Plan with respect to its Employees. In the event the Designated Affiliate is not a Subsidiary, it shall be designated for participation in the Non-423 Plan.

          (j)    "Employee" shall mean an individual classified as an employee (within the meaning of Code Section 3401(c) and the regulations thereunder) by the Corporation or a Designated Affiliate on the Corporation's or such Designated Affiliate's payroll records during the relevant participation period. Employees shall not include individuals whose customary employment is for not more than five

  (5) months in any calendar year (except those Employees in such category the exclusion of whom is not permitted under applicable law) or individuals classified as independent contractors.

          (k)   "Entry Date" shall mean the first Trading Day of the Offering Period.

          (l)    "Fair Market Value" shall be the closing sales price for the Common Stock (or the closing bid, if no sales were reported) as quoted on the New York Stock Exchange on the date of determination if that date is a Trading Day, or if the date of determination is not a Trading Day, the last market Trading Day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable.

          (m)  "Non-423 Plan" shall mean an employee stock purchase plan which does not meet the requirements set forth in Code Section 423.

          (n)   "Offering Period" shall mean the period of six (6) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 1 and November 1, respectively. The duration and timing of Offering Periods may be changed or modified by the Committee.

          (o)   "Participant" shall mean a participant in the Plan as described in Section 5 of the Plan.

          (p)   "Plan" shall mean this Employee Stock Purchase Plan which includes: (i) a Code Section 423 Plan and (ii) a Non-423 Plan.

          (q)   "Purchase Date" shall mean the last Trading Day of each Offering Period.

          (r)   "Purchase Price" shall mean 85% of the Fair Market Value of a share of Common Stock on the Entry Date or on the Purchase Date, whichever is lower; provided however, that the Purchase Price may be adjusted by the Committee pursuant to Section 7.4.

          (s)   "Shareowner" shall mean a record holder of shares entitled to vote shares of Common Stock under the Corporation's by-laws.

          (t)    "Subsidiary" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, as described in Code Section 424(f).

          (u)   "Trading Day" shall mean a day on which U.S. national stock exchanges and the NASDAQ System are open for trading.

        3.    Eligibility.

        Any Employee regularly employed on a full-time or part-time (20 hours or more per week on a regular schedule) basis by the Corporation or by any Designated Affiliate on an Entry Date shall be eligible to participate in the Plan with respect to the Offering Period commencing on such Entry Date, provided that the Committee may establish administrative rules requiring that employment commence some minimum period (e.g., one pay period) prior to an Entry Date to be eligible to participate with respect to the Offering Period beginning on that Entry Date. The Committee may also determine that a designated group of highly compensated Employees are ineligible to participate in the Plan so long as the excluded category fits within the definition of "highly compensated employee" in Code Section 414(q). No Employee may participate in the Plan if immediately after an option is granted the Employee owns or is considered to own (within the meaning of Code Section 424(d)) shares of stock, including stock which the Employee may purchase by conversion of convertible securities or under outstanding options granted by the Corporation, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or of any of its Subsidiaries. All Employees who participate in the Plan shall have the same rights and privileges under the Plan, except for differences that may be mandated by local law and that are consistent with Code Section 423(b)(5); provided, however, that Employees participating in the Non-423 Plan by means of rules, procedures or sub-plans adopted pursuant to

Section 15 need not have the same rights and privileges as Employees participating in the Code Section 423 Plan. The Board may impose restrictions on eligibility and participation of Employees who are officers and directors to facilitate compliance with federal or state securities laws or foreign laws.

        4.    Offering Periods.

        The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 of each year, or on such other date as the Committee shall determine, and continuing thereafter for six (6) months or until terminated pursuant to Section 13 hereof. The first Offering Period shall commence on November 1, 2000. The Committee shall have the authority to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without Shareowner approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

        5.    Participation.

          5.1   An Employee who is eligible to participate in the Plan in accordance with Section 3 may become a Participant by completing and submitting, on a date prescribed by the Committee prior to an applicable Entry Date, a completed payroll deduction authorization and Plan enrollment form provided by the Corporation or by following an electronic or other enrollment process as prescribed by the Committee. An eligible Employee may authorize payroll deductions at the rate of any whole percentage of the Employee's Compensation, not to exceed ten percent (10%) of the Employee's Compensation. All payroll deductions may be held by the Corporation and commingled with its other corporate funds where administratively appropriate. No interest shall be paid or credited to the Participant with respect to such payroll deductions. The Corporation shall maintain a separate bookkeeping account for each Participant under the Plan and the amount of each Participant's payroll deductions shall be credited to such account. A Participant may not make any additional payments into such account.

          5.2   Under procedures established by the Committee, a Participant may withdraw from the Plan during an Offering Period, by completing and filing a new payroll deduction authorization and Plan enrollment form with the Corporation or by following electronic or other procedures prescribed by the Committee, prior to the fifth business day preceding the Purchase Date. If a Participant withdraws from the Plan during an Offering Period, his or her accumulated payroll deductions will be refunded to the Participant without interest. The Committee may establish rules limiting the frequency with which Participants may withdraw and re-enroll in the Plan and may impose a waiting period on Participants wishing to re-enroll following withdrawal.

          5.3   A Participant may change his or her rate of contribution through payroll deductions at any time by filing a new payroll deduction authorization and Plan enrollment form or by following electronic or other procedures prescribed by the Committee. If a Participant has not followed such procedures to change the rate of contribution, the rate of contribution shall continue at the originally elected rate throughout the Offering Period and future Offering Periods. In accordance with Section 423(b)(8) of the Code, the Committee may reduce a Participant's payroll deductions to zero percent (0%) at any time during an Offering Period.

        6.    Termination of Employment.

        In the event any Participant terminates employment with the Corporation or any of its Designated Affiliates for any reason (including death) prior to the expiration of an Offering Period, the Participant's participation in the Plan shall terminate and all amounts credited to the Participant's account shall be paid to the Participant or, in the case of death, to the Participant's heirs or estate, without interest. Whether a termination of employment has occurred shall be determined by the Committee. The Committee may also establish rules regarding when leaves of absence or changes of employment status will be considered to be a termination of employment, including rules regarding transfer of employment among Designated

Affiliates, Affiliates and the Corporation, and the Committee may establish termination-of-employment procedures for this Plan that are independent of similar rules established under other benefit plans of the Corporation and its Affiliates.

        7.    Offering.

          7.1   Subject to adjustment as set forth in Section 10, the maximum number of shares of Common Stock that may be issued pursuant to the Plan shall be one hundred million (100,000,000), and an additional seventy-five million (75,000,000) shares of Common Stock may be issued pursuant to this Plan, subject to Shareowner approval. If, on a given Purchase Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Corporation shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          7.2   Each Offering Period shall be determined by the Committee. Unless otherwise determined by the Committee, the Plan will operate with successive six (6) month Offering Periods commencing at the beginning of each fiscal year half (November 1 and May 1). The Committee shall have the power to change the duration of future Offering Periods, without Shareowner approval, and without regard to the expectations of any Participants.

          7.3   Each eligible Employee who has elected to participate as provided in Section 5.1 shall be granted an option to purchase that number of whole shares of Common Stock (not to exceed 5,000 shares, subject to adjustment under Section 10 of the Plan) which may be purchased with the payroll deductions accumulated on behalf of such Employee during each Offering Period at the purchase price specified in Section 7.4 below, subject to the additional limitation that no Employee shall be granted an option to purchase Common Stock under the Plan at a rate which exceeds U.S. twenty-five thousand dollars (U.S. $25,000) of the Fair Market Value of such Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. For purposes of the Plan, an option is "granted" on a Participant's Entry Date. An option will expire upon the earlier to occur of (i) the termination of a Participant's participation in the Plan; or (ii) the termination of an Offering Period. This section shall be interpreted so as to comply with Code Section 423(b)(8).

          7.4   The purchase price under each option shall be the lower of: (i) a percentage (not less than eighty-five percent (85%)) established by the Committee ("Designated Percentage") of the Fair Market Value of the Common Stock on the Entry Date on which an option is granted, or (ii) the Designated Percentage of the Fair Market Value on the Purchase Date on which the Common Stock is purchased. The Committee may change the Designated Percentage with respect to any future Offering Period, but not below eighty-five percent (85%), and the Committee may determine with respect to any prospective Offering Period that the option price shall be the Designated Percentage of the Fair Market Value of the Common Stock on the Purchase Date.

        8.    Purchase of Stock.

        Upon the expiration of each Offering Period, a Participant's option shall be exercised automatically for the purchase of that number of whole shares of Common Stock which the accumulated payroll deductions credited to the Participant's account at that time shall purchase at the applicable price specified in Section 7.4. Notwithstanding the foregoing, the Corporation or its designee may make such provisions and take such action as it deems necessary or appropriate for the withholding of taxes and/or social insurance which the Corporation or its Designated Affiliate is required by law or regulation of any governmental authority to withhold. Each Participant, however, shall be responsible for payment of all individual tax liabilities arising under the Plan.

        9.    Payment and Delivery.

        As soon as practicable after the exercise of an option, the Corporation shall deliver to the Participant a record of the Common Stock purchased and the balance of any amount of payroll deductions credited to the Participant's account not used for the purchase, except as specified below. The Committee may permit or require that shares be deposited directly with a broker designated by the Committee or to a designated agent of the Corporation, and the Committee may utilize electronic or automated methods of share transfer. The Committee may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. The Corporation shall retain the amount of payroll deductions used to purchase Common Stock as full payment for the Common Stock and the Common Stock shall then be fully paid and non-assessable. No Participant shall have any voting, dividend, or other Shareowner rights with respect to shares subject to any option granted under the Plan until the shares subject to the option have been purchased and delivered to the Participant as provided in this Section 9.

        10.    Recapitalization.

        If after the grant of an option, but prior to the purchase of Common Stock under the option, there is any increase or decrease in the number of outstanding shares of Common Stock because of a stock split, stock dividend, combination or recapitalization of shares subject to options, the number of shares to be purchased pursuant to an option, the price per share of Common Stock covered by an option and the maximum number of shares specified in Section 7.1 may be appropriately adjusted by the Board, and the Board shall take any further actions which, in the exercise of its discretion, may be necessary or appropriate under the circumstances.

        The Board's determinations under this Section 10 shall be conclusive and binding on all parties.

        11.    Merger, Liquidation, Other Corporation Transactions.

        In the event of the proposed liquidation or dissolution of the Corporation, the Offering Period will terminate immediately prior to the consummation of such proposed transaction, unless otherwise provided by the Board in its sole discretion, and all outstanding options shall automatically terminate and the amounts of all payroll deductions will be refunded without interest to the Participants.

        In the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger or consolidation of the Corporation with or into another corporation, then in the sole discretion of the Board, (1) each option shall be assumed or an equivalent option shall be substituted by the successor corporation or parent or subsidiary of such successor corporation, (2) a date established by the Board on or before the date of consummation of such merger, consolidation or sale shall be treated as a Purchase Date, and all outstanding options shall be exercised on such date, or (3) all outstanding options shall terminate and the accumulated payroll deductions will be refunded without interest to the Participants.

        12.    Transferability.

        Options granted to Participants may not be voluntarily or involuntarily assigned, transferred, pledged, or otherwise disposed of in any way, and any attempted assignment, transfer, pledge, or other disposition shall be null and void and without effect. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interests under the Plan, other than as permitted by the Code, such act shall be treated as an election by the Participant to discontinue participation in the Plan pursuant to Section 5.2.

        13.    Amendment or Termination of the Plan.

          13.1 The Plan shall continue until November 1, 2010 unless otherwise terminated in accordance with Section 13.2.

          13.2 The Board may, in its sole discretion, insofar as permitted by law, terminate or suspend the Plan, or revise or amend it in any respect whatsoever, except that, without approval of the Shareowners, no such revision or amendment shall increase the number of shares subject to the Plan, other than an adjustment under Section 10 of the Plan.

        14.    Administration.

        The Board shall appoint a Committee consisting of at least two members who will serve for such period of time as the Board may specify and whom the Board may remove at any time. The Committee will have the authority and responsibility for the day-to-day administration of the Plan, the authority and responsibility specifically provided in this Plan and any additional duty, responsibility and authority delegated to the Committee by the Board, which may include any of the functions assigned to the Board in this Plan. The Committee may delegate to one or more individuals the day-to-day administration of the Plan. The Committee shall have full power and authority to promulgate any rules and regulations which it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, to make factual determinations relevant to Plan entitlements and to take all action in connection with administration of the Plan as it deems necessary or advisable, consistent with the delegation from the Board. Decisions of the Board and the Committee shall be final and binding upon all participants. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made at a meeting of the Committee duly held. The Corporation shall pay all expenses incurred in the administration of the Plan. No Board or Committee member shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

        15.    Committee Rules for Foreign Jurisdictions and the Non-423 Plan.

          15.1 The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local legal requirements.

          15.2 The Committee may also adopt rules, procedures or sub-plans applicable to particular Affiliates or locations, which rules, procedures or sub-plans may be designed to be outside the scope of Code Section 423. The terms of such rules, procedures or sub-plans may take precedence over other provisions of this Plan, with the exception of Section 7.1, but unless otherwise expressly superseded by the terms of such rule, procedure or sub-plan, the provisions of this Plan shall govern the operation of the Plan. To the extent inconsistent with the requirements of Code Section 423, such rules, procedures or sub-plans shall be considered part of the non-423 Plan, and the options granted thereunder shall not be considered to comply with Section 423.

        16.    Securities Laws Requirements.

        The Corporation shall not be under any obligation to issue Common Stock upon the exercise of any option unless and until the Corporation has determined that: (i) it and the Participant have taken all actions required to register the Common Stock under the Securities Act of 1933, or to perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) all other applicable provisions of state, federal and applicable foreign law have been satisfied.

        17.    Governmental Regulations.

        This Plan and the Corporation's obligation to sell and deliver shares of its stock under the Plan shall be subject to the approval of any governmental authority required in connection with the Plan or the authorization, issuance, sale, or delivery of stock hereunder.

        18.    No Enlargement of Employee Rights.

        Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ of the Corporation or any Designated Affiliate or to interfere with the right of the Corporation or Designated Affiliate to discharge any Employee at any time.

        19.    Governing Law.

        This Plan shall be governed by Delaware law, without regard to that State's choice of law rules.

        20.    Effective Date.

        This Plan shall be effective November 1, 2000, subject to approval of the Shareowners of the Corporation within 12 months before or after its adoption by the Board.

        21.    Reports.

        Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

        22.    Designation of Beneficiary for Owned Shares.

        With respect to shares of Common Stock purchased by the Participant pursuant to the Plan and held in an account maintained by the Corporation or its assignee on the Participant's behalf, the Participant may be permitted to file a written designation of beneficiary. The Participant may change such designation of beneficiary at any time by written notice. Subject to local legal requirements, in the event of a Participant's death, the Corporation or its assignee shall deliver such shares of Common Stock to the designated beneficiary.

        Subject to local law, in the event of the death of a Participant and in the absence of a beneficiary validly designated who is living at the time of such Participant's death, the Corporation shall deliver such shares of Common Stock to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Corporation), the Corporation in its sole discretion, may deliver (or cause its assignee to deliver) such shares of Common Stock to the spouse, dependent or relative of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may determine.

IMPORTANT INFORMATION CONCERNING THE HP ANNUAL MEETING

Check-in begins: 12:30 p.m.	Meeting begins: 2:00 p.m.
•
HP stockholders, including joint holders, as of the close of business on January 18, 2005 are entitled to attend the annual meeting on March 16, 2005

•
All stockholders and their proxies should be prepared to present photo identification for admission to the meeting

•
If you are a record holder or a participant in the HP 401(k) Plan or the Share Ownership Plan, your share ownership will be verified against a list of record holders or plan participants as of the record date prior to your being admitted to the annual meeting

•
If you are a street name holder (i.e., you hold your shares through a broker, trustee or nominee) you will be asked to present proof of beneficial ownership of HP shares as of the record date, such as your most recent brokerage statement prior to January 18, 2005, a copy of your voting instruction card or other evidence of ownership

•
Persons acting as proxies must bring a valid proxy from a record holder who owns shares as of the close of business on January 18, 2005

•
Failure to present identification or otherwise comply with the above procedures will result in exclusion from the annual meeting

•
Please allow ample time for check-in

•
For directions, please contact:

WESTIN MICHIGAN AVENUE
909 NORTH MICHIGAN AVENUE
CHICAGO, ILLINOIS 60611-1531
(312) 943-7200
www.westinmichiganave.com/map.html

•
The Westin Michigan Avenue garage is at the end of the building on the left hand side. Valet Parking is available only in the heated garage at $35 per day. There are additional parking options, including daily lots nearby and metered spaces on the streets.

THANK YOU FOR YOUR INTEREST AND SUPPORT—YOUR VOTE IS IMPORTANT!

PLEASE RETURN YOUR PROXY CARD OR VOTING INSTRUCTION
CARD FOR THE ANNUAL MEETING TODAY

5982-8625EN

HEWLETT-PACKARD COMPANY

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Hewlett-Packard Company common stock for the upcoming Annual Meeting of Stockholders.

PLEASE REVIEW THE 2005 PROXY STATEMENT AND ACCOMPANYING MATERIALS
AND VOTE TODAY IN ONE OF THREE WAYS:

1.
Vote by Telephone—Call toll-free in the U.S. or Canada at 1-866-209-1711, on a touch-tone telephone. If outside the U.S. or Canada, call 610-889-0503. Please follow the simple instructions.

OR

2.
Vote by Internet—Access https://www.proxyvotenow.com/hpq, and follow the simple instructions. Please note you must type an "s" after http.

You may vote by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

3.
Vote by Mail—If you do not wish to vote by telephone or over the Internet, please complete, sign and date the proxy card, and return it in the envelope provided or mail it to Hewlett-Packard Company, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5156, New York, NY 10150-5156.

TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED
V	V

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1.	Election of directors	FOR	WITHHOLD
	01-L.T. Babbio, Jr., 02-P.C. Dunn, 03-R.A. Hackborn, 04-G.A. Keyworth II, 05-R.E. Knowling, Jr., 06-T.J. Perkins, 07-R.L. Ryan, 08-L.S. Salhany, 09-R.P. Wayman	☐	☐
Instruction: To withhold authority for individual nominee(s), print name(s):

		FOR	AGAINST	ABSTAIN
2.	Proposal to ratify Ernst & Young LLP as Hewlett-Packard Company's independent registered public accounting firm for the fiscal year ending October 31, 2005	☐	☐	☐
3.	Approval of an amendment to the Hewlett-Packard Company 2000 Employee Stock Purchase Plan	☐	☐	☐
☐	Address change (mark below)
Signature
Signature
Title
Date

NOTE: Please sign exactly as your name or names appear hereon. For joint accounts each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please print your full title.

HEWLETT-PACKARD COMPANY

PLEASE VOTE TODAY!

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

THANK YOU FOR VOTING!

TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED
V	V

HEWLETT-PACKARD COMPANY

ANNUAL MEETING OF STOCKHOLDERS—MARCH 16, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

The undersigned hereby appoints Patricia C. Dunn, Robert P. Wayman and Ann O. Baskins, and each of them, as proxies for the undersigned, with full power of substitution, to act and to vote all shares of common stock of Hewlett-Packard Company held of record or in an applicable plan by the undersigned at the close of business on January 18, 2005, at the Annual Meeting of Stockholders to be held at The Westin Michigan Avenue, Chicago, Illinois, at 2:00 p.m., local time, on Wednesday, March 16, 2005, or any postponement or adjournment thereof.

In their discretion the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof.

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned stockholder. If this proxy is properly executed and returned but no direction is made, this proxy will be voted for all of the nominees for director in Item 1, and for Items 2 and 3. Whether or not direction is made, this proxy, when properly executed, will be voted in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof. The proxy holders reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable director nominees in their sole discretion. If the undersigned has a beneficial interest in shares held in a 401(k) plan sponsored by Hewlett-Packard Company, voting instructions with respect to such plan shares must be provided by 11:59 p.m. Eastern time on March 13, 2005 in the manner described in the proxy statement. If voting instructions are not received by that time, such plan shares will be voted by the plan trustee as described in the proxy statement. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof.

IMPORTANT—THIS PROXY CARD MUST BE SIGNED ON THE REVERSE SIDE.
PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

QuickLinks

2005 ANNUAL MEETING OF STOCKHOLDERS NOTICE OF ANNUAL MEETING AND PROXY STATEMENT TABLE OF CONTENTS
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS
DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES
PROPOSALS TO BE VOTED ON PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL NO. 3 APPROVAL OF AN ADDITIONAL 75 MILLION SHARES FOR THE HEWLETT-PACKARD COMPANY 2000 EMPLOYEE STOCK PURCHASE PLAN
COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
BENEFICIAL OWNERSHIP TABLE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
LONG-TERM INCENTIVE PLANS—AWARDS IN LAST FISCAL YEAR
Long-Term Incentive Plans—Awards In Last Fiscal Year
EQUITY COMPENSATION PLAN INFORMATION
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS
PENSION PLAN
Estimated Annual Retirement Benefits(1)(2)
REPORT OF THE HR AND COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
STOCK PERFORMANCE GRAPHS
PRINCIPAL ACCOUNTANT FEES AND SERVICES
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
APPENDIX A AUDIT COMMITTEE CHARTER
APPENDIX B HR AND COMPENSATION COMMITTEE CHARTER
APPENDIX C NOMINATING AND GOVERNANCE COMMITTEE CHARTER
APPENDIX D
HEWLETT-PACKARD COMPANY 2000 EMPLOYEE STOCK PURCHASE PLAN
IMPORTANT INFORMATION CONCERNING THE HP ANNUAL MEETING